                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement                               (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         Pacific Gulf Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          PACIFIC GULF PROPERTIES INC.
                         4220 VON KARMAN, SECOND FLOOR
                        NEWPORT BEACH, CALIFORNIA 92660
                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 13, 1998


To our shareholders:


     The 1998 annual meeting of shareholders of Pacific Gulf Properties Inc. (the "Company") will be held Wednesday, May 13, 1998, at the Sheraton Hotel-Newport Beach, 4545 MacArthur Boulevard, Newport Beach, California, at 10:00 a.m. (Los Angeles time), for the following purposes:


          1. To elect two Class I Directors for a term of three years and one Class II director for a term of one year and until their successors are duly elected and qualified;

          2. To approve an amendment to the Company's 1993 Share Option Plan that would increase the number of Common Shares authorized for issuance under such plan by 1,250,000 shares (300,000 of which will be reserved for issuance to non-employee directors) to an aggregate of 2,300,000 shares;


          3. To approve an amendment to the Company's Articles of Amendment and Restatement as filed with Maryland's State Department of Assessments and Taxation (the "Charter") that would increase the number of authorized shares of Common Stock, par value $.01 per share (the "Common Stock"), from 25,000,000 shares to 100,000,000 shares.



          4. To approve an amendment to the Company's Charter that would (a) increase the authorized number of shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), from 5,000,000 shares to 10,000,000 shares and (b) reclassify the issued and outstanding shares of Class B Senior Cumulative Convertible Preferred Stock (the "Class B Preferred Stock") as additional shares of Class A Senior Cumulative Convertible Preferred Stock (the "Class A Preferred Stock") and change the liquidation preference of the Class A Preferred Stock to reflect the economic terms of such reclassification of the Class B Preferred Stock.



          5. To approve an amendment to the Company's Charter relating to the ownership limit to eliminate the shares of Excess Stock (including the 5,000,000 shares currently authorized), implement a mechanism for the automatic transfer of shares to a trust, create a separate ownership limit for Common Stock and make conforming changes to facilitate the Company's maintenance of its status as a real estate investment trust (a "REIT").



          6. To transact such other business as properly may come before the meeting and any adjournment thereof.


     Further information regarding the business to be transacted at the meeting is given in the accompanying Proxy Statement.

     Shareholders of record at the close of business on April 1, 1998 are entitled to notice of, and to vote at, the meeting.

     Please help the Company by promptly marking, dating, signing and returning the enclosed Proxy Card in the envelope provided for your convenience. If you attend the meeting and decide to vote in person, you may revoke your Proxy.

                                          By Order of the Board of Directors

                                          DONALD G. HERRMAN
                                          Secretary

April 16, 1998


YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          PACIFIC GULF PROPERTIES INC.
                         4220 VON KARMAN, SECOND FLOOR
                        NEWPORT BEACH, CALIFORNIA 92660
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 13, 1998

                            ------------------------

                              GENERAL INFORMATION


     The Board of Directors of Pacific Gulf Properties Inc. ("PAG" or the "Company") is soliciting the accompanying Proxy for use at the 1998 annual meeting of shareholders (the "Annual Meeting") to be held Wednesday, May 13, 1998, at the Sheraton Hotel-Newport Beach, 4545 MacArthur Boulevard, Newport Beach, California, at 10:00 a.m. (Los Angeles time), and at any and all adjournments or postponements thereof. Any shareholder giving a Proxy has the right to revoke it at any time before it is voted by giving written notice to the Secretary of PAG, by delivering to the Secretary of PAG a duly executed proxy bearing a later date, or by attending and voting in person at the Annual Meeting. At the Annual Meeting, the designated proxy holders will vote the shares of common stock, $0.01 par value per share (the "Common Shares"), represented by a Proxy which is received and not revoked. Where the shareholder specifies a choice on the Proxy Card with respect to any matter to be acted upon, the Common Shares will be voted in accordance with the choice specified. Where no choice is specified, the shares represented by a signed Proxy Card will be voted in favor of the election of each of the nominees for director and in favor of each of the other proposals set forth in the Notice attached hereto.


     Shareholders are invited to attend the Annual Meeting. Whether or not you expect to attend, you are urged to sign, date, and promptly return the enclosed Proxy Card in the enclosed postage prepaid envelope. If your shares are held of record by a broker, bank or other nominee and you wish to attend and vote your shares at the Annual Meeting you must obtain a letter from the broker, bank or nominee confirming your beneficial ownership of the shares and a written Proxy from the holder issued in your name, and bring it to the Annual Meeting.


     This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about April 16, 1998.


     The cost of soliciting proxies will be borne by PAG. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies, for which CIC will be paid a fee of $6,000. In addition to solicitation by mail, and without additional compensation for such services, proxies may be solicited personally, or by telephone or telegraph, by CIC and/or by officers or employees of PAG. PAG will also request banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties to forward the solicitation materials to the beneficial owners of Common Shares held of record by such persons, and PAG will upon request of such record holders reimburse forwarding charges and expenses.

                      SHARES OUTSTANDING AND VOTE REQUIRED


     At the close of business on April 1, 1998, the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, approximately 19,986,609 Common Shares of PAG were outstanding. Each whole Common Share is entitled to one vote. In addition, the holders of the Company's Class A Preferred Stock and Class B Preferred Stock have the right to vote with the holders of the Common Shares. At April 1, 1998, the holders of the Class A Preferred Stock and Class B Preferred Stock had an aggregate of 2,763,116 votes (equal to the number of such shares outstanding). There is no right to cumulative voting. The holders of a majority of the issued and outstanding Common Shares and shares of Class A Preferred Stock and Class B Preferred Stock represented in person or by proxy will constitute a quorum at the Annual Meeting.

     Assuming the existence of a quorum, the three nominees for election as directors who receive the highest number of votes therefor at the Annual Meeting will be elected as directors under Proposal 1. Approval of the Amendment to the 1993 Share Option Plan under Proposal 2 requires the affirmative vote of a majority of the shares voting at the Annual Meeting. Approval of the amendments to the Charter described under each of Proposals 3, 4 and 5 requires an affirmative vote of the majority of the shares of outstanding voting stock entitled to vote thereon (i.e., the Common Stock, the Class A Preferred Stock and the Class B Preferred Stock), voting together as a single class. In addition, approval of each of Proposals 4 and 5 requires the consent of Five Arrow Realty Securities L.L.C., the sole holder of the Class A Preferred Stock and the Class B Preferred Stock.



     Representatives of PAG's transfer agent will assist PAG in the tabulation of the votes. Abstentions, votes "withheld" and broker non-votes are counted for purposes of determining a quorum. An abstention has the same effect of a vote "withheld" with respect to the election of directors under Proposal 1. Otherwise, abstentions and broker non-votes are counted as votes against any given proposal. Broker non-votes are not entitled to vote because they indicate the withholding of power to vote on a specific matter and therefore have no effect on the outcome of a proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information regarding the beneficial ownership of the Common Shares of the Company as of December 31, 1997 by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Shares, each director of the Company, the officers of the Company, and by all directors and officers as a group. To the Company's knowledge, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person, and the address of each person named is the same as the Company's unless otherwise indicated in the accompanying notes.


                                                            PERCENT OF
             BENEFICIAL OWNER                 AMOUNT         CLASS(1)
             ----------------                ---------      ----------
Five Arrows Realty Securities L.L.C.(2)....  2,763,116(2)      12.1%(2)
Morgan Stanley, Dean Witter, Discover &
  Co. .....................................  2,503,600(3)      12.5
Glenn L. Carpenter.........................    231,073(4)       1.2
Donald G. Herrman..........................    144,155(5)         *
Lonnie P. Nadal............................    113,384(6)         *
Robert A. Dewey............................     69,597(7)         *
Angela M. Wixted...........................     61,892(8)         *
Kimberly G. Brown..........................     57,786(9)         *
Peter L. Eppinga...........................     22,296(10)        *
Carl C. Gregory, III.......................     10,000(11)        *
John F. Kooken.............................     18,800(10)        *
Royce B. McKinley..........................     25,500(10)        *
Robert E. Morgan...........................     42,854(10)        *
James E. Quigley 3rd.......................      9,000(11)        *
Keith W. Renken............................     15,000(10)        *
All officers and directors as a group (13
  persons).................................    821,337          4.1%

---------------
  *  Less than 1%.

 (1) Except as otherwise stated in the notes below, all percentages shown are without assuming conversion of any of the Company's Convertible Subordinated Debentures or Preferred Stock into Common Shares.


 (2) As holder of 100% of the outstanding shares of Preferred Stock, Five Arrows Realty Securities L.L.C. ("Five Arrows") maintains the contractual right to elect one preferred director to the Board, and Five Arrows elected Mr. James Quigley 3rd to such position. The shares of Class A Preferred Stock and Class B Preferred Stock held by Five Arrows are immediately convertible into Common Shares; pursuant to the Company's Charter, Five Arrows has the right to vote such shares at the Annual Meeting. The percent of class with respect to Five Arrows has been calculated assuming that all of the shares of Class A Preferred Stock and Class B Preferred Stock were converted into Common Stock.


 (3) Morgan Stanley, Dean Witter, Discover & Co.'s ("Morgan Stanley") address is 1585 Broadway, New York, New York 10036. Information regarding ownership of common shares by Morgan Stanley is included herein in reliance upon information set forth in an Amended Schedule 13G filed by Morgan Stanley on February 13, 1998. Morgan Stanley has indicated in such Schedule 13G that all shares are owned by various investment advisory clients of Morgan Stanley and that Morgan Stanley is deemed to be the beneficial owner pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


 (4) Includes 178,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan, 46,363 shares of restricted stock granted under the Company's 1993 Share Option Plan, and 4,533 shares allocated to Mr. Carpenter in the Company's Thrift Plan. (See "Executive Compensation -- Share Option Plan" and "Thrift Plan.")


 (5) Includes 122,500 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan, 18,818 shares of restricted stock granted under the Company's 1993 Share Option Plan, and 2,837 shares allocated to Mr. Herrman in the Company's Thrift Plan. (See "Executive Compensation -- Share Option Plan" and "Thrift Plan.")



 (6) Includes 102,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan, 10,025 shares of restricted stock granted under the Company's 1993 Share Option Plan, and 859 shares allocated to Mr. Nadal in the Company's Thrift Plan. (See "Executive Compensation -- Share Option Plan" and "Thrift Plan.")



 (7) Includes 61,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan, 7,863 shares of restricted stock granted under the Company's 1993 Share Option Plan, and 658 shares allocated to Mr. Dewey in the Company's Thrift Plan. (See "Executive Compensation -- Share Option Plan" and "Thrift Plan.")



 (8) Includes 56,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan and 5,363 shares of restricted stock granted under the Company's 1993 Share Option Plan and 61 shares allocated to Ms. Wixted in the Company's Thrift Plan. (See "Executive Compensation -- Share Option Plan.")



 (9) Includes 55,250 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan and 2,000 shares of restricted stock granted under the Company's 1993 Share Option Plan and 220 shares allocated to Ms. Brown in the Company's Thrift Plan. (See "Executive
     Compensation -- Share Option Plan.")



(10) Includes 10,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan. (See "Executive Compensation -- Share Option Plan.")



(11) Includes 9,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan. (See "Executive Compensation -- Share Option Plan.")

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

NOMINEES


     PAG's Board of Directors (the "Board") consists of eight members, divided into three classes which are designated as Class I, Class II and Class III. Currently, there are two Class I directors, three Class II directors (one of whom was elected by, and will stand for re-election at the expiration of his term at the direction of, the holder of the Preferred Stock) and three Class III directors.



     At the Annual Meeting, the Class I directors are to be elected for a term of three years (expiring 2001) and until the election and qualification of their successors. Management proposes re-election of Messrs. Glenn L. Carpenter and Keith W. Renken as Class I directors of PAG. In addition, one Class II director is to be elected for a term of one year (expiring 1999) and until the election and qualification of his successor. Management proposes the election of Mr. Carl
C. Gregory, III as a Class II director of PAG. Stockholders are required to vote on the election of Mr. Gregory as a director because the provisions of the Company's Charter require that any director elected by the Board to fill a vacancy -- as Mr. Gregory was -- be subject to the approval of the Company's stockholders at the next Annual Meeting, regardless of the class in which such director serves. Each nominee has consented to being named in this Proxy Statement and to serve if elected.


     Unless the proxy holder directs otherwise, the Common Shares represented by the accompanying Proxy will be voted for the election of the three nominees named herein. Should any of the three nominees named herein become unavailable for election, which is not anticipated, the Common Shares represented by the accompanying Proxy will be voted for the election of another person recommended by PAG.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE NAMED NOMINEES AS DIRECTORS OF PAG.

     The following table sets forth certain information as to the nominees, as well as other members of the Board whose terms do not expire in 1998, including their ages, principal business experience during the past five years, the year they each first became a director and other directorships currently held in companies with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. (An asterisk in the chart denotes ownership of less than 1% of the outstanding Common Shares.)

                 NOMINEES FOR ELECTION AS DIRECTORS -- CLASS I


                                                                              AMOUNT AND
                                                                              NATURE OF     PERCENT OF
                          PRINCIPAL BUSINESS EXPERIENCE                       BENEFICIAL    OUTSTANDING
                           DURING PAST FIVE YEARS AND             DIRECTOR   OWNERSHIP OF     COMMON
      DIRECTOR               ALL POSITIONS WITH PAG         AGE    SINCE     COMMON STOCK      STOCK
---------------------  -----------------------------------  ---   --------   ------------   -----------
Glenn L. Carpenter     Chairman of the Board since January  55      1993       231,073          1.2%
                       1, 1996, President and Chief
                       Executive Officer since inception
                       of PAG; Chief Executive Officer,
                       Santa Anita Realty Enterprises,
                       Inc., February 1992 to February
                       1994; President of Santa Anita
                       Realty Enterprises, Inc., December
                       1989 to February 1994
Keith W. Renken        Retired; formerly Managing Partner   62      1994        15,000            *
                       of Los Angeles office of Deloitte &
                       Touche; director, Coast Federal
                       Bank; "Executive in Residence"
                       teaching program at University of
                       Southern California's School of
                       Accounting

                  NOMINEE FOR ELECTION AS DIRECTOR -- CLASS II


                                                                              AMOUNT AND
                                                                              NATURE OF     PERCENT OF
                          PRINCIPAL BUSINESS EXPERIENCE                       BENEFICIAL    OUTSTANDING
                           DURING PAST FIVE YEARS AND             DIRECTOR   OWNERSHIP OF     COMMON
      DIRECTOR               ALL POSITIONS WITH PAG         AGE    SINCE     COMMON STOCK      STOCK
---------------------  -----------------------------------  ---   --------   ------------   -----------
Carl C. Gregory, III   Chairman and Chief Executive         53      1997        10,000            *
                       Officer of West Capital Financial
                       Services, Inc.; past Chairman and
                       Chief Executive Officer of MIP
                       Properties, Inc., formerly a
                       publicly-traded real estate
                       investment trust; director, Apex
                       Mortgage Capital, Inc.



          CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1999 -- CLASS II



                                                                              AMOUNT AND
                                                                              NATURE OF     PERCENT OF
                          PRINCIPAL BUSINESS EXPERIENCE                       BENEFICIAL    OUTSTANDING
                           DURING PAST FIVE YEARS AND             DIRECTOR   OWNERSHIP OF     COMMON
      DIRECTOR               ALL POSITIONS WITH PAG         AGE    SINCE     COMMON STOCK      STOCK
---------------------  -----------------------------------  ---   --------   ------------   -----------
Royce B. McKinley      Chairman of the Board of Directors   77      1994        25,500            *
                       of PAG March 1994 through December
                       31, 1995; retired; formerly
                       Chairman of the Board and Chief
                       Executive Officer, Santa Anita
                       Realty Enterprises, Inc.; director,
                       Santa Anita Realty Enterprises and
                       Operating Company, 1979 to 1993
James E. Quigley 3rd   Sr. Vice President and Treasurer of  41      1997         9,000            *
                       Rothschild Realty since 1990;
                       director, Charter Oak, a subsidiary
                       of Rothschild Realty, since 1989

          CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2000 -- CLASS III


                                                                              AMOUNT AND
                                                                              NATURE OF     PERCENT OF
                          PRINCIPAL BUSINESS EXPERIENCE                       BENEFICIAL    OUTSTANDING
                           DURING PAST FIVE YEARS AND             DIRECTOR   OWNERSHIP OF     COMMON
      DIRECTOR               ALL POSITIONS WITH PAG         AGE    SINCE     COMMON STOCK      STOCK
---------------------  -----------------------------------  ---   --------   ------------   -----------
Peter L. Eppinga       Practicing attorney specializing in  56      1994        22,296            *
                       corporate securities and real
                       estate; former President of Laguna
                       Hills Properties, 1991 to 1994;
                       former Senior Vice President of
                       Sears Savings Bank
John F. Kooken         Retired; former Vice Chairman and    66      1994        18,800            *
                       Chief Financial Officer of Security
                       Pacific Corporation, 1987 to 1992;
                       director, The Centris Group,
                       Glendale Federal Bank, Southern
                       California Healthcare Systems, and
                       Huntington Memorial Hospital
Robert E. Morgan       Retired; former President, Coldwell  78      1993        42,854            *
                       Banker First Newport Corporation;
                       former President, Coldwell Banker
                       Real Estate Finance Services;
                       director, Bixby Ranch Company,
                       Meridian Point Realty Trust 83;
                       former director of Santa Anita
                       Realty Enterprises and Operating
                       Company, 1975 to 1995


INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has created and delegated certain authority to its Executive Committee, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as follows:


     Executive Committee. The Executive Committee consists of Messrs. Kooken, McKinley, Eppinga, Gregory and Quigley. The Executive Committee has the authority to perform all functions of the full Board, including the approval of real estate investments up to $25 million, subject to certain limitations prescribed by the Board and by Maryland law. The Executive Committee held 11 meetings during the year ended December 31, 1997.


     Audit Committee. The Audit Committee consists of Messrs. Renken, Kooken and Morgan. The Audit Committee performs numerous functions, including review of the annual financial statements with both management and the independent auditors. The Audit Committee also recommends the engagement of the independent accounting firm and meets with the independent accountants regarding the scope and conduct of the annual audit. In addition, the Committee may inquire about and discuss policies and procedures with respect to principles of business conduct, financial and accounting controls, compliance with the Foreign Corrupt Practices Act of 1977, areas of special concern and other related matters. The Audit Committee met three times during the year ended December 31, 1997.

     Compensation Committee. The Compensation Committee consists of Messrs. Morgan, McKinley and Renken. The Compensation Committee reviews the performance and effectiveness of the Chief Executive Officer and recommends an annual compensation level for the Chief Executive Officer to the Board of Directors. The Committee also sets the compensation level of all other officers, approves all grants of stock options and restricted stock and administers the Company's stock option and other employee benefit programs and plans. The Compensation Committee met four times during the year ended December 31, 1997.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Messrs. Eppinga, Quigley and Morgan. The Nominating and Corporate Governance Committee reviews governance issues and makes recommendations to the Board for committee assignments and chairmanships of the committees. The Nominating Committee also considers candidates for appointment to the Board and other such duties delegated to it. The Nominating and Corporate Governance Committee will consider candidates for appointment to the Board recommended by shareholders who comply with the provisions of the Company's Bylaws relating to nomination of directors. See "Shareholder Proposals." The Nominating and Corporate Governance Committee met three times during the year ended December 31, 1997.


     During the year ended December 31, 1997, all directors attended at least 75%, in the aggregate, of the meetings of the Board and Committees of which they were members during the periods they were members. During the past year, the Board of Directors met 11 times.

COMPENSATION OF DIRECTORS


     The Company pays its directors who are not officers of the Company fees for their services as directors. Such directors receive annual compensation of $12,000 plus a fee of $750 ($1,000 for the Chairman of each meeting) for attendance (in person or by telephone) at each meeting of the Board of Directors and committee meetings. Directors of the Company who are also employees or officers are not paid director fees.



     On each December 31, each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries or affiliates, automatically receives an annual grant of options to purchase 4,000 Common Shares at an exercise price equal to 100% of the fair market value of the Common Shares on the date of grant of such option. Upon appointment to the Board, non-employee directors receive a grant of options to purchase 5,000 Common Shares at an exercise price equal to the fair market value of the Common Shares on the date of grant.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent (10%) of a registered class of its equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such officers, directors and beneficial owners are also required by Securities and Exchange Commission rules and regulations to furnish the Company with copies of all Section 16(a) forms they file.



     The Company is aware that the following directors and officer tendered late reports required by Section 16(a): Mr. Stewart W. Bowie, who retired as a director in 1997, filed three delinquent Form 4 reports regarding five transactions; Mr. John F. Kooken filed one delinquent Form 4 report regarding one transaction; Mr. Robert E. Morgan filed two delinquent Form 4 reports regarding three transactions; and Ms. Kimberly G. Brown filed one delinquent Form 4 report regarding one transaction. All delinquencies were subsequently reported on a Form 5 report, submitted for the year ended December 31, 1997.

                                   PROPOSAL 2

                        APPROVAL OF AN AMENDMENT TO THE
                             1993 SHARE OPTION PLAN


     On March 11, 1998, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Company's 1993 Share Option Plan (the "Share Option Plan") to increase the number of shares reserved for issuance thereunder from 1,050,000 shares (150,000 of which have been reserved for awards to non-employee directors) to 2,300,000 shares (300,000 of which will be reserved for awards to non-employee directors) (the "Increased Share Amendment"). The Board adopted the Increased Share Amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee.



     Approval of the Amendment to the Share Option Plan requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal (which includes all outstanding Common Shares as of the Record Date and all outstanding shares of Class A Preferred Stock and Class B Preferred Stock). The following is a description of the material provisions of the Share Option Plan. A copy of the proposed Amendment to the Share Option Plan is set forth in Appendix A to the Proxy Statement.



     The Share Option Plan provides for grants of options to purchase a specified number of Common Shares ("Options"), awards of restricted Common Shares ("Restricted Stock") and grants of stock appreciation rights ("SARs"). Under the Share Option Plan, the total number of shares available to be granted prior to the amendment proposed herein was 1,050,000 Common Shares (150,000 of which have been reserved for awards to non-employee directors). As of December 31, 1997, options and awards of Restricted Stock covering an aggregate of 814,296 shares of the Company's Common Shares had been granted under the Share Option Plan and 235,704 shares remained available for future grants under the plan. In the event of certain extraordinary events, the Board of Directors or the Compensation Committee may make such adjustments in the aggregate number and kind of shares reserved for issuance, the number of shares and kind covered by outstanding awards and the exercise prices specified therein as may be determined to be appropriate.


     Participants in the Share Option Plan, who may be officers or any other employees of the Company, are selected by the Compensation Committee. Directors of the Company are also eligible to participate, but, in the case of directors who are not also employees, only pursuant to automatic grants under a specified formula set forth in the Share Option Plan. The Share Option Plan provides that each newly appointed or elected director will receive a nonqualified stock option to purchase 5,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock as of such date of grant. Moreover, on each December 31, each director automatically receives a nonqualified stock option to purchase 4,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock on such date of grant. No employees may receive a grant of options for more than 100,000 Common Shares in any calendar year.

     The Share Option Plan authorizes the Compensation Committee to grant Options at an exercise price determined by the Compensation Committee, but not less than 100% of the fair market value of the Common Shares on the date on which the Option is granted. The exercise price is generally payable in cash or, in certain circumstances, by the surrender, at the fair market value on the date on which the Option is exercised, of Common Shares or by requesting that the Company withhold a number of Common Shares with a fair market value equal to the aggregate option exercise price. The vesting provisions, if any, of the Options and Restricted Stock will be determined by the Compensation Committee. The Committee may accelerate or extend the exercisability or vesting of any Options or Restricted Stock or extend the term of any Option. However, all Options must expire no later than ten years after the date of grant. Generally, the right of any participant to exercise an Option may not be transferred in any way other than by will or the laws of descent and distribution.

     The Company may loan to an Option holder funds sufficient to exercise all or a portion of any Options, such loans to be made at the absolute discretion of the Company's Board of Directors. Each such loan shall be evidenced by a promissory note of the Option holder bearing interest equal to the then prime rate of interest charge by Bank of America NT&SA, which rate shall be adjusted annually. The note shall be unsecured with full recourse against the Option holder. The note shall be repaid over a period of time not to exceed five years, with 10% minimum annual installments and the unpaid principal shall be payable at the end of the fifth year; provided that the Company may demand payment, in addition to such installments, as may be required for it to remain in compliance with any applicable state or federal regulation.

     The Share Option Plan permits the Compensation Committee to grant shares of Restricted Stock to a participant subject to the terms and conditions imposed by the Compensation committee. These terms include a restriction period (the "Restriction Period") during which the shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Except for such restrictions on transfer and such other restrictions as the Compensation Committee may impose, the participants have all the rights of a holder of Common Shares as to such Restricted Stock including the right to vote the shares and the right to receive any cash distributions. If so determined by the Compensation Committee in the applicable Restricted Stock agreement, the Compensation Committee may require the payment of cash distributions to be deferred and reinvested in additional Restricted Stock. Except as provided by the Compensation Committee at the time of grant or otherwise, upon a termination of employment for any reason during the Restriction Period, all shares still subject to restriction will be forfeited by the participant.

     The Share Option Plan also permits the Compensation Committee to grant SARs. SARs will typically be granted in tandem with Options and entitle the holder to surrender all or a portion of an Option in exchange for an amount equal to the difference between the fair market value of a Common Share on the date of exercise and the exercise price of the Option. Amounts may be payable, at the option of the Compensation Committee, either in cash or in Common Shares.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION


     The following discussion of the federal income tax consequences relating to the exercise of any option or any disposition of stock acquired under the Share Option Plan pursuant to an option exercise is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes which are not described below. Accordingly, each Participant should consult his or her own tax adviser with respect to the application of the general principles discussed below to his or her particular situation, the advisability of making the elections described below, and the impact of state and local taxes.



     Options granted under the Share Option Plan may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not incentive stock options ("nonqualified stock options").


NONQUALIFIED STOCK OPTIONS


     The grant of a nonqualified stock option under the Share Option Plan will not result in taxable income to the recipient at the time of the grant. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the Option holder. See "Special Rules for Insiders" below.


INCENTIVE STOCK OPTIONS


     Except as described in the next paragraph, an employee who is granted an incentive stock option under the Share Option Plan does not recognize taxable income either on the date of grant or on the date of exercise. Upon disposition of the Common Stock acquired upon exercise of an incentive stock option, capital gain or loss (generally mid-term or long-term) will be recognized in an amount equal to the difference between the sales price and the option exercise price, provided that the disposition does not occur within two years of the date of grant of the option or within one year from the date of exercise. If the employee disposes of the Common Stock without satisfying both holding period requirements (a "Disqualifying Disposition"), he or she will generally recognize ordinary income at the time of such Disqualifying Disposition equal to the lesser of the fair market value of the Common Stock on the date the incentive stock option is exercised or the amount realized on such Disqualifying Disposition, over the exercise price paid for the shares. Any remaining gain or net loss is treated as a short-term, mid-term or long-term capital gain or loss, depending upon how long the Common Stock is held. The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.



     The excess of the fair market value of the Common Stock received upon exercise of an incentive stock option over the option exercise price is includable in the employee's AMTI, and therefore exercise of an incentive stock option could give rise to liability for alternative minimum tax ("AMT"). The AMT imposed on individual taxpayers is generally equal to the amount by which 28% (26% of AMTI below certain amounts) of the individual's AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.



SARS



     The recipient of an SAR is not taxed upon the grant of the SAR. Upon the exercise of an SAR, the recipient generally will be taxed at ordinary income tax rates on the amount of cash received and the fair market value of any Common Stock received. The amount of ordinary income recognized by the recipient is deductible by the Company in the year that the income is recognized.


RESTRICTED STOCK AWARDS


     In general, no income is recognized by the recipient upon the grant of a Restricted Stock award. Unless the recipient makes an election described below, the recipient will recognize ordinary income when the restrictions lapse equal to the excess of the fair market value of the Restricted Stock at the time the restrictions lapse over the amount which the recipient paid for the Restricted Stock, if any. The Company may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income. See "Special Rules for Insiders" below.



     The recipient may elect, within 30 days after the date of receipt of the award, to recognize income arising from the Award as of the award date. If such election is made, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the stock over the amount paid, if any, at the time of receipt. If, however, such election is made and for any reason the restrictions imposed on the Common Stock cause the Common Stock to be forfeited, the individual will not be entitled to a deduction for the ordinary income previously recognized.



     Upon a sale of Restricted Stock after the restrictions lapse, short-term, mid-term or long-term capital gain or loss will generally be recognized depending on how long the shares have been held after the restrictions lapse. If a recipient made an election to include the value of the stock in income when awarded, however, short-term, mid-term or long-term capital gain or loss will be recognized depending on how long the shares have been held after the award date.



SPECIAL RULES FOR INSIDERS



     Any shareholder, officer or director of the Company subject to Section 16(b) of the Exchange Act (an "Insider") should consult his or her tax advisor regarding the receipt, exercise and vesting of an Award under the Share Option Plan, since the determination of the amount and the timing of income recognition in connection with an Award, and the beginning of the holding period for any Common Stock received, may be required to be deferred until the expiration of any period during which the Insider would be restricted from disposing of any stock received.



MISCELLANEOUS TAX RULES



     In general, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by an employee in connection with Awards made under the Share Option Plan. The Company may require employees to pay such withholding as a condition to the employee exercising or otherwise receiving the benefit of Awards made under the Share Option Plan.

     A holder's tax basis in Common Shares acquired pursuant to the Share Option Plan generally will equal the amount paid for the shares (including the exercise price of an option) plus any amount recognized as ordinary income with respect to such shares. Other than ordinary income recognized with respect to the Common Shares and included in basis, any subsequent gain or loss upon the disposition of such stock generally will be capital gain or loss (short-term, mid-term or long-term, depending on the holder's holding period).



     Special rules will apply in cases where a participant pays the exercise or purchase price of the Award or applicable withholding tax obligations under the Share Option Plan by delivering previously owned Common Shares or by reducing the number of Common Shares otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a Disqualifying Disposition with respect to shares acquired upon the exercise of an incentive stock option.



     The terms of the agreements pursuant to which specific Awards are made under the Share Option Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the participant, certain amounts with respect to such Awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% nondeductible excise tax on any "excess parachute payments." Recipients of Awards should consult their tax advisors as to whether accelerated vesting of an Award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.



     With certain exceptions, an individual may not deduct investment interest to the extent such interest exceeds the individual's net investment income (as defined in the Code) for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase Common Shares. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.



     The Company generally obtains a deduction equal to the ordinary income recognized by the recipient of an award. However, the Company's deduction for such amounts (including amounts attributable to the ordinary income recognized with respect to options) may be limited to $1,000,000 (per person) annually. In addition, no deduction is allowed for compensation that is subject to the 20% excise tax discussed above.



     Unless the proxy holder directs otherwise, the Common Shares represented by a signed Proxy Card will be voted FOR Proposal 2, the amendment of the Company's Share Option Plan.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S SHARE OPTION PLAN.

                                   PROPOSAL 3


                      INCREASE IN AUTHORIZED COMMON SHARES



     On March 11, 1998, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Company's Charter that would, among other things, increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (the "Common Stock Amendment"). Proposal 3 would also increase the authorized number of shares of Excess Stock to 105,000,000 unless Proposal 5 is approved, in which case the Excess Stock would be eliminated.



     The Company is currently authorized to issue 25,000,000 shares of Common Stock, 5,000,000 shares of Preferred Stock and 30,000,000 shares of Excess Stock. As of April 1, 1998, 19,986,609 Common Shares, 1,351,351 shares of Class A Preferred Stock, 1,411,765 shares of Class B Preferred Stock and no Excess Shares were outstanding. The aggregate of 2,763,116 shares of Preferred Stock were convertible into a like number of shares of Common Stock. As of such date, options to purchase an aggregate of 691,650 Common Shares were outstanding. The Common Stock is traded on the NYSE, under the symbol "PAG." Holders of Common Shares have no preemptive rights.



     The Board of Directors believes that it is necessary to increase the number of authorized shares of Common Stock to provide for flexibility to issue additional shares in financings or acquisitions when appropriate, to allow shares for stock splits or stock dividends in the future when appropriate and to provide shares for issuance pursuant to employee benefits plans. The Company has completed a number of property acquisitions in recent years using "DOWNREIT" structures in which units of newly-formed partnerships are issued to the property sellers as consideration for the property. The units may, in turn, be tendered by the holder to the Company for redemption and the Company typically has an option to issue shares of Common Stock or cash in respect of such units. The Company continues to evaluate acquisitions of this type.



     The Board has the authority to issue shares of Common Stock in one or more series and to establish the rights, preferences and privileges of each such series without stockholder approval, unless such approval is required by applicable law or the rules and regulations of the NYSE. If the Common Stock Amendment is approved, the increase in number of authorized shares would enhance the ability of the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company in the future. Such additional shares could be issued by the Board of Directors in a public or private sale, merger or similar transaction, increasing the outstanding number of shares and thereby diluting the equity interest and voting power of a person or entity attempting to obtain control of the Company. In addition, the issuance of shares otherwise than on a pro rata basis to all current stockholders would reduce the current stockholders' proportionate interests in the Company and could therefore be dilutive to the financial and voting interests of current stockholders. However, in any such event, stockholders wishing to maintain their interests may be able to do so through normal market purchases.



     If Proposal 3 is approved, and if Proposals 4 and 5 are not approved,
Article V, Paragraph A of the Charter would be amended (by the filing of Articles of Amendment) to read in its entirety as follows:



          A. Classes and Number of Shares. The total number of shares of stock of all classes which the Corporation shall have the authority to issue is 210,000,000 shares of which (i) 100,000,000 shares are shares of Common Stock, par value $.01 per share ("Common Stock"), (ii) 105,000,000 shares are shares of Excess Stock, par value $.01 per share ("Excess Stock"), and
     (iii) 5,000,000 shares are shares of Preferred Stock, par value $.01 per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $1,050,000.



     Stockholders should note that Proposals 4 and 5 also relate to certain proposed changes to the Company's Charter and, if approved along with Proposal 3, would result in further amendments to Article V of the Company's Charter, with such amendments to be effected by the filing of the Articles of Amendment and Restatement in the form attached hereto as Appendix B. Please see Proposals 4 and 5 below for additional information.



     Unless the proxy holder directs otherwise, the Common Shares represented by a signed Proxy Card will be voted FOR Proposal 3, the Common Stock Amendment described above.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3, THE COMMON STOCK AMENDMENT.

                                   PROPOSAL 4



                     INCREASE IN AUTHORIZED PREFERRED STOCK


                    AND AMENDMENT OF CLASS A PREFERRED STOCK


                AND RECLASSIFICATION OF SERIES B PREFERRED STOCK



     On March 11, 1998, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Company's Charter that would, among other things, (i) increase the authorized number of shares of Preferred Stock from 5,000,000 shares to 10,000,000 shares and (ii) reclassify the issued and outstanding shares of Class B Preferred Stock as Class A Preferred Stock and, in connection with such reclassification, amend the liquidation preference and redemption provision of such Class A Preferred Stock (collectively, the "Preferred Stock Amendment").



INCREASE IN AUTHORIZED PREFERRED STOCK



     As described above, the Company is currently authorized to issue 25,000,000 shares of Common Stock, 5,000,000 shares of Preferred Stock and 30,000,000 shares of Excess Stock. As of April 1, 1998, 1,351,351 shares of Class A Preferred and 1,411,765 shares of Class B Preferred were outstanding. The aggregate of 2,763,116 shares of Preferred Stock were convertible into a like number of shares of Common Stock.



     As described above in connection with the proposed Common Stock Amendment, the Board of Directors believes that it is necessary to increase the number of authorized shares of Preferred Stock to provide for flexibility to issue additional shares in financings or acquisitions when appropriate.



     The Board has the authority to issue shares of Preferred Stock in one or more series and to establish the rights, preferences and privileges of each such series without stockholder approval, unless such approval is required by applicable law or the rules and regulations of the NYSE. If the Preferred Stock Amendment is approved, the increase in number of authorized shares would enhance the ability of the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company in the future. Such additional shares could be issued by the Board of Directors in a public or private sale, merger or similar transaction, increasing the outstanding number of shares and thereby diluting the equity interest and voting power of a person or entity attempting to obtain control of the Company. In addition, the issuance of shares otherwise than on a pro rata basis to all current stockholders would reduce the current stockholders' proportionate interests in the Company and could therefore be dilutive to the financial and voting interests of current stockholders. However, in any such event, stockholders wishing to maintain their interests may be able to do so through normal market purchases.



AMENDMENT OF CLASS A PREFERRED STOCK AND RECLASSIFICATION OF CLASS B PREFERRED STOCK



     Overview. The Board has proposed amending the terms of the outstanding Class A Preferred Stock and reclassifying the outstanding Class B Preferred Stock to, in effect, blend the two series of Preferred Stock into one series, which will be referred to as Class A Preferred Stock. No additional Preferred Stock is being issued in connection with the Preferred Stock Amendment, nor are the terms of the outstanding shares of Preferred Stock, taken as a whole, being altered in a material way. The existing terms of the Class A Preferred Stock and the Class B Preferred Stock are described in more detail below.



     Proposed Amendment and Reclassification. The Preferred Stock Amendment would result in the following changes to the Class A Preferred Stock and Class B Preferred Stock:


     - The authorized number of shares of Class A Preferred Stock would be increased from 1,351,351 to 2,763,116 (the increase of 1,411,765 shares being equal to the number of outstanding shares of Class B Preferred Stock);


     - The terms of the Class A Preferred Stock would be amended to (i) change the liquidation preference from $18.50 to $19.905, which represents the blended rate (or weighted average) of the existing amounts for the Class A Preferred Stock and Class B Preferred Stock and (ii) change the date of earliest redemption to April 1, 2002, the earliest date on which the Company could have redeemed the Class B Preferred Stock; and

     - Each of the issued and outstanding shares of Class B Preferred Stock would be reclassified as one share of Class A Preferred Stock.



     Reasons for Amendment and Reclassification of Preferred Stock. As described above, all of the outstanding shares of each of the Class A Preferred Stock and Class B Preferred Stock are held by Five Arrows. The Articles Supplementary for the Class B Preferred Stock provide that the holders of Class B Preferred Stock have voting rights similar to those of the holders of Class A Preferred Stock with respect to, among other things, the election of directors. Generally, after June 30, 1998, the holders of the Class B Preferred Stock have the right, under certain circumstances, to elect one additional director to the Company's Board of Directors. However, the holders of the Class B Preferred Stock are not entitled to exercise their right to elect an additional director as long as all of the outstanding shares of the Class A Preferred Stock and Class B Preferred Stock are held by the same owner. Furthermore, the right of the holders of the Class B Preferred Stock to elect an additional director will be eliminated when and if the Class B Preferred Stock is reclassified as Class A Preferred Stock as described herein. Thus, if Proposal 4 is approved, the right of the holders of Class B Preferred Stock to elect an additional director, which would take effect after June 30, 1998 under certain circumstances, would instead be eliminated.



     Additionally, by combining the two outstanding classes of Preferred Stock the Company will simplify its capital structure and provide for greater liquidity for the holders of such Preferred Stock without materially altering the terms of the Preferred Stock, taken as a whole.


     The terms of the Class A Preferred Stock and Class B Preferred Stock are described in more detail below.


     Description of Class A Preferred Stock. In December 1996, the Company entered into an agreement with Five Arrows to issue an aggregate of 1,351,351 shares of Class A Preferred Stock at an aggregate price of $25 million ($18.50 per share), all of which shares were issued in 1997. The Class A Preferred Stock, the Class B Preferred Stock and the Common Stock vote together as a single class. Each Class A Preferred Share is convertible into one share of Common Stock, subject to adjustment upon certain events. The annual dividend per share on the Class A Preferred Stock is the greater of $1.70 or 104% of the then-current dividend on the Common Stock thereafter. The liquidation preference of the Class A Preferred Stock is $18.50 per share, plus an amount equal to any accumulated, accrued and unpaid dividends. The Company may redeem the Class A Preferred Stock beginning on December 31, 2001 for cash in an amount equal to $18.50 per share of Class A Preferred Stock plus accrued and unpaid dividends and plus a premium initially equal to 6.0% of $18.50. This premium decreases to zero after December 31, 2009.



     The Company has granted to Five Arrows, for as long as Five Arrows maintains its ownership of either all of the Class A Preferred Stock or an amount of voting securities that, if converted into Common Stock, would exceed 10% of the outstanding Common Stock, a seat on the Company's Board of Directors. In 1997, Five Arrows appointed James Quigley 3rd to serve in this capacity. In addition, upon the occurrence of the failure of the Company to pay a quarterly dividend on the Common Stock in an amount of at least $.40 per share, the failure of the Company to meet certain earnings before interest, depreciation and amortization budgets for three consecutive quarters or the failure of the Company to pay accrued dividends on the Class A Preferred Stock, Five Arrows would be granted one additional seat on the Board.



     If a Change in Control or Put Event (each, as defined below) occurs as a result of the voluntary (and not legally compelled) act, omission or participation of the Company, which act, omission, or participation the Company had the discretion under existing laws and regulations to refrain from, then each holder of Class A Preferred Stock will have the right to require the Company to redeem such holder's share of Class A Preferred Stock at a redemption price payable in cash in an amount equal to 102% of the Liquidation Value thereof, plus accrued and unpaid dividends whether or not declared, if any, to the date of purchase or the date that payment is made available. If a change of Control or Put Event occurs that is not the result of such voluntary act, omission or participation of the Company, the Company may elect not to make the foregoing put payment in which event the Conversion Ratio shall be revised to the greater of (i) 75% of the then current Conversion Ratio so that each Class A Preferred Share will be convertible into 133% of the number of shares of Common Stock into which it would otherwise have been convertible and (ii) a fraction, the numerator of which is 75% of the then current market price and the denominator of which is $18.50.

     The following terms, as used herein, have the following meanings:


     "Change of Control" means each occurrence of any of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 25% of the aggregate outstanding voting power of capital stock of the Company; (ii) other than with respect to the election, resignation or replacement of the directors elected by Preferred Shareholders, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of 66 2/3% of the directors of the Company (excluding Preferred Directors) then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; and (iii)(A) the Company consolidates with or merges into another entity (the "Merger Entity") or conveys, transfers or leases all or substantially all of its respective assets (including, but not limited to, real property investments) to any individual or entity (the "Acquiring Entity", and, together with the Merger Entity, the "Successor Entity"), or (B) any corporation consolidates with or merges into the Company, which in either event (A) or (B) is pursuant to a transaction in which the outstanding voting capital stock of the Company is reclassified or changed into or exchanged for cash, securities or other property (unless the holders of the voting capital stock of the Company immediately prior to such transaction hold immediately after such transaction more than 50% of the outstanding voting capital stock of the Successor Entity.


     "Put Event" means each occurrence of any of (i) the Company fails to qualify as a real estate investment trust as described in Section 856 of the Internal Revenue Code of 1986, as amended, other than as a result of any action, or unreasonable failure to act, by any holder of Class A Preferred Stock; (ii) the Company becomes a "Pension-held REIT" as defined in Section 856(h)(3)(D) of the Internal Revenue Code of 1986, as amended, other than as a result of any action, or unreasonable failure to act, by the holders of Class A Preferred Stock; or (iii) the Company ceases to be engaged primarily in the business of owning and managing multi-family properties and/or industrial properties directly, or through subsidiaries, as carried on as of the date hereof and described in the Company's Annual Report on Form 10-K, as amended, as filed with the Securities and Exchange Commission for the year ended December 31, 1996.

     Five Arrows is prohibited from transferring any Class A Preferred Stock, or any shares of Common Stock into which such Class A Preferred Stock have been converted, until June 30, 1998. At that time, Five Arrows will have the right, subject to certain conditions, to demand the Company effect the registration under the Securities Act of 1933, as amended, of the Class A Preferred Stock or the shares of Common Stock into which such Class A Preferred Stock have been converted.

     Description of Class B Preferred Stock. In May 1997, the Company entered into a second agreement with Five Arrows to issue 1,411,765 shares of Class B Senior Cumulative Convertible Preferred Stock (the "Class B Preferred Stock") at a price of $21.25 per share. The Company issued all of such shares in 1997. As part of such agreement, Five Arrows agreed that it would not transfer any Class A Preferred Stock or Class B Preferred Stock, or any shares of Common Stock into which such shares of Preferred Stock have been converted, until June 30, 1998. The terms of the Class B Preferred Stock are substantially similar to those of the Class A Preferred Stock, except that (i) the liquidation preference of the Class B Preferred Stock is $21.25 per share (plus accumulated, accrued and unpaid dividends) and (ii) Five Arrows will not be entitled to designate any additional representatives to the Company's Board of Directors while it owns both the Class A Preferred Stock and the Class B Preferred Stock. The voting rights of the Class B Preferred Stock are described in more detail above.


     Stockholders should note that Proposals 3 and 5 also relate to certain proposed changes to the Company's Charter and, if approved along with Proposal 4, would result in additional amendments to the Company's Charter, with such amendments to be effected by the filing of the Articles of Amendment and Restatement in the form attached hereto as Appendix B. Please see Proposal 3 and Proposal 5 for additional information. As reflected below, Proposal 4 would also increase the authorized number of shares of Excess Stock to an amount equal to the sum of the number of shares of authorized Common Stock and the number of shares of authorized Preferred Stock, unless Proposal 5 is approved, in which case the Excess Stock would be eliminated.



     If Proposal 4 is approved, and if Proposals 3 and 5 are not approved,
Article V, Paragraph A of the Charter would be amended (by the filing of Articles of Amendment) to read in its entirety as follows:



          A. Classes and Number of Shares. The total number of shares of stock of all classes which the Corporation shall have the authority to issue is 70,000,000 shares of which (i) 25,000,000 shares are shares of Common Stock, par value $.01 per share ("Common Stock"), (ii) 35,000,000 shares are shares of Excess Stock, par value $.01 per share ("Excess Stock") and
     (iii) 10,000,000 shares are shares of Preferred Stock, par value $.01 per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $700,000.



     If Proposals 3 and 4 are approved but Proposal 5 is not approved, Article V, Paragraph A of the Charter would be amended (by the filing of Articles of Amendment) to read in its entirety as follows:



          A. Classes and Number of Shares. The total number of shares of stock of all classes which the Corporation shall have the authority to issue is 220,000,000 shares of which (i) 100,000,000 shares are shares of Common Stock, par value $.01 per share ("Common Stock"), (ii) 110,000,000 shares are shares of Excess Stock, par value $.01 per share ("Excess Stock") and
     (iii) 10,000,000 shares are shares of Preferred Stock, par value $.01 per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $2,220,000.



     In addition, if Proposal 4 is approved, the Charter would be amended (either by filing Articles of Amendment or the Articles of Amendment and Restatement, as the case may be) to add Article XIV, as set forth in its entirety in Appendix B hereto. Article XIV sets forth the terms of the Class A Preferred Stock, as reclassified and amended as described above. Article XIV also sets forth the terms of the Company's Class C Preferred Stock, which terms are not affected by any of the Proposals sets forth in this Proxy Statement. No shares of Class C Preferred Stock are outstanding. Please see Appendix B for additional information.



     Unless the proxy holder directs otherwise, the Common Shares represented by a signed Proxy Card will be voted FOR Proposal 4, the Preferred Stock Amendment described above. Five Arrows, the sole holder of all of the outstanding Class A Preferred Stock and Class B Preferred Stock has indicated that it will vote in favor of Proposal 4.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4, THE PREFERRED STOCK AMENDMENT.

                                   PROPOSAL 5



                     REVISION TO OWNERSHIP LIMIT PROVISION



     On March 11, 1998, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Company's Charter that would, among other things amend the provisions of the Charter relating to the ownership limit to eliminate the Excess Stock (including the 5,000,000 shares currently authorized) and make conforming changes to facilitate the Company's maintenance of its status as a real estate investment trust (the "Ownership Limit Amendment").



     Proposal 5, if approved, would amend the Charter to implement certain provisions relating to restrictions on ownership of the Company's stock that are designed to preserve the Company's status as a "real estate investment trust" ("REIT") as defined in the Code.



     With certain exceptions, the Charter currently restricts ownership of the Company's stock by any one person (including entities and certain groups) to 9.8% of the number of shares (regardless of the class of stock owned) or value of the outstanding capital stock of the Company, whichever is more restrictive, and places other limits on ownership of stock of the Company. The purpose of these restrictions is to preserve the Company's status as a REIT, since the Code provides that no more than 50% of a REIT's stock may be owned (or considered to be owned) by five or fewer individuals (including certain entities) during the last half of the taxable year (the "five or fewer rule"). Under the Charter, ownership of stock in excess of these limits is void. In addition, the Charter currently authorizes a class of stock referred to as "Excess Stock," and provides generally that if the Company obtains a ruling from the Internal Revenue Service ("IRS") that the issuance of Excess Stock and the conversion of Common Stock or Preferred Stock into Excess Stock will not cause the Company to fail to qualify as a REIT, any stock owned in violation the ownership limitations will be converted into Excess Stock, and will be deemed transferred to a trust for the benefit of a beneficiary. The precise terms of the trust, the identity of the trustee and the beneficiary of the trust, and the rights of the beneficial and record owners of the stock that would be owned in violation of the ownership restrictions were to be as determined by the Board of Directors of the Company as required to obtain the IRS ruling. The precise terms of the Excess Stock were to be as determined by the Board of Directors of the Company as required to obtain the IRS ruling, and were to be set forth in articles supplementary to the Charter. The purpose of the trust mechanism was to avoid certain legal and tax issues that could arise if the sole consequence of attempted ownership in violation of the restrictions were that such ownership is void.



     Since the time the ownership restrictions in the Charter were implemented, the IRS has issued numerous rulings to other REITs with respect to ownership restrictions and, while the Company is not entitled to rely on those rulings (since none of them was issued to the Company), the Company has determined that current standard practice in the REIT industry is to provide for a trust mechanism for the ownership of shares acquired or otherwise owned in excess of REIT ownership restrictions without first obtaining an IRS ruling. In addition, the Company has determined that, based on other industry precedents and the rulings referred to above, it is not necessary to have a separate class of stock (i.e., the Excess Stock) in order to implement the trust mechanism. The Ownership Limit Amendment would also apply the ownership restrictions to limit actual or constructive ownership of stock of the Company where, as a result of that ownership, the Company would be treated as receiving related-party rent income that could cause the Company to violate the gross income requirements applicable to REITs. In addition, the Company has decided that it would be in its best interest to apply the 9.8% ownership limit to ownership (including constructive ownership) of Common Stock independently of ownership of any other class of stock, since under the current Charter a person could own more than 9.8% of the Common Stock without exceeding the ownership restrictions (due to the existence of the Class A Preferred Stock and Class B Preferred Stock) but, upon certain events, such ownership could result in ownership in violation of the five or fewer rule.



     If Proposal 5 is approved, the Charter would be amended to provide that the ownership limit would be the more restrictive of (a) 9.8% of the number of shares or value, whichever is more restrictive, of the outstanding Common Stock, and (b) 9.8% of the value of all outstanding stock of the Company, provided that the Board of Directors of the Company would have the right to increase or decrease the limit subject to certain limitations, including limitations on the effect of such a change on existing holders of the Company's capital stock. In the event of a transfer or other event that, if effective, would result in ownership (including "Beneficial Ownership" and "Constructive Ownership," each as defined in the Articles of Amendment and Restatement attached hereto as Appendix B), the shares that would be owned in violation of the restrictions would be deemed to have been transferred to a trust for the exclusive benefit of one or more charitable beneficiaries designated by the Company. The trustee of the trust will be permitted to sell the shares to a third party designated by the trustee (including through the facilities of a stock exchange). The trustee will have the right to vote and receive dividends on shares deemed transferred to the trust, and any dividends paid to a person who would have owned the shares in violation of the ownership limits shall be paid to the trustee, and the trustee will have to right to rescind any votes cast by such person with respect to those shares and recast those votes as desired by the trustee acting for the benefit of the beneficiary (except that the trustee shall not have the right to rescind a vote upon which the Company has acted). In addition, Proposal 5 deletes the exemption to the ownership limitation with respect to Realty, given that Realty sold its remaining interest in the Company in 1996. Proposal 5 contains other relatively minor changes to the Charter, all of which are reflected on Appendix B hereto.



     If Proposal 5 is approved and Proposals 3 and 4 are not approved, the Charter would be amended (by the filing of Articles of Amendment) as described in this Proposal 5 and references to Excess Stock in Article V, Paragraph A would be deleted. Shareholders are urged to review Appendix B hereto prior to voting for or against Proposal 5.



     Stockholders should note that Proposals 3 and 4 also relate to proposed changes to the Company's Charter and, if approved, would result in further amendments to the Charter. Please see Proposals 3 and 4 for additional information.



     Unless the proxy holder directs otherwise, the Common Shares represented by a signed Proxy Card will be voted FOR the Ownership Limit Amendment described above.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OWNERSHIP LIMIT AMENDMENT.

                           OFFICERS AND KEY EMPLOYEES

     The executive officers and key employees of the Company are:

      NAME         AGE                             POSITION
      ----         ---                             --------
Glenn L.           55    Chairman of the Board, President, Chief Executive Officer
  Carpenter              and Director
Donald G. Herrman  41    Executive Vice President, Chief Financial Officer and
                         Secretary
Lonnie P. Nadal    42    Senior Vice President of Acquisitions
Robert A. Dewey    38    Vice President of Industrial Operations
Kimberly G. Brown  42    Vice President of Apartment Operations
Angela M. Wixted   43    Vice President and Treasurer

     The following is a biographical summary of experience for the executive officers, and key employees of the Company:


     Glenn L. Carpenter has been Chairman of the Board since 1996 and President, Chief Executive Officer and a director of the Company since its formation in 1993. Mr. Carpenter served as Chief Executive Officer of Santa Anita Realty Enterprises, Inc. ("Realty") from January 1992 until February 1994, and as President of Realty from December 1989 until February 1994. He was Chief Operating Officer of Realty from 1989 until 1991, and was Executive Vice President of Realty from 1988 until 1989. From 1986 until 1988, Mr. Carpenter served as Senior Vice President-Operations of Realty, and has held a number of other positions with Realty since 1979. Mr. Carpenter has been a member of the National Association of Real Estate Investment Trusts ("NAREIT") since 1980, has served on NAREIT's board of governors and is a member of the Urban Land Institute, serving on various committees.


     Donald G. Herrman has been Executive Vice President of the Company since May 1995, Senior Vice President, Secretary, and Chief Financial Officer of the Company since its formation in 1993, and served as Treasurer of the Company from February 1994 to October 1994. Mr. Herrman served as Vice President-Finance and Secretary of Realty from January 1992 until February 1994, and as Realty's Treasurer from 1989 until February 1994. From 1985 until 1990, Mr. Herrman served as Controller of Realty. Mr. Herrman is a certified public accountant in California.


     Lonnie P. Nadal has been Senior Vice President of Acquisitions since 1996 and prior thereto served as Vice President of Acquisitions since the Company's formation in 1993. Mr. Nadal served as Vice President-Acquisitions of Realty from January 1992 to February 1994, and as a Director of Operations from August 1991 until February 1994. From 1983 until 1991, Mr. Nadal was a partner of Lincoln Property Company, a development and property management company.


     Robert A. Dewey has served as Vice President of Industrial Operations since January 1995, and Vice President of Operations of the Company since its formation in 1993. Mr. Dewey served as Director of Asset Management for Realty from 1992 until February 1994. From 1991 to 1992, he was oversight manager of the Newport Beach office of the Resolution Trust Corporation. From 1988 to 1990, Mr. Dewey was a Commercial Manager for a development company.

     Kimberly G. Brown has served as Vice President of Apartment Operations since January 1996. Ms. Brown served as Director of Apartment Operations and Regional Manager for the Pacific Northwest apartment communities owned by the Company from August 1993 to December 1995. From 1991 to August of 1993, Ms. Brown served as a district manager for Lexford Properties in Irving, Texas.


     Angela M. Wixted has served as Vice President and Treasurer since March 1997. From October 1994 to March 1997, she served as Treasurer and Controller. Ms. Wixted served as a financial consultant for various clients from 1993 to 1994. From 1992 to 1993, Ms. Wixted was Controller for O'Donnell Property Services. From 1986 to 1992, Ms. Wixted served as CFO/Controller of SDC Investments, Inc. Ms. Wixted is a certified public accountant in California.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE


     The following table sets forth the annualized base salary the Company paid for 1997 to its Chief Executive Officer and to each of the other most highly compensated officers and key employees of the Company whose cash compensation exceeded $100,000 on an annualized basis during the year ending December 31, 1997.



                                                                               LONG-TERM COMPENSATION
                                                             ANNUAL          ---------------------------
                                                         COMPENSATION(1)       SECURITIES     RESTRICTED
                                                       -------------------     UNDERLYING       STOCK         ALL OTHER
      NAME                 CAPACITIES           YEAR    SALARY     BONUS       OPTIONS(2)       AWARDS     COMPENSATION(3)
      ----                 ----------           ----   --------   --------   --------------   ----------   ---------------
Glenn L.
  Carpenter        Chairman of Board, the       1997   $330,000   $ 95,000      100,000        $     --        $2,025
                   Chief Executive Officer      1996    300,000    120,000        3,000         117,000         6,930
                   and President                1995    300,000     86,250       10,000         613,000         5,085
Donald G. Herrman  Executive Vice President,    1997    175,000     55,000       70,000              --         2,025
                   Chief Financial Officer      1996    156,000     46,800        2,500          84,000         4,350
                   and Secretary                1995    150,000     37,250        5,000         215,000         5,085
Lonnie P. Nadal    Senior Vice President        1997    160,000     49,000       65,000              --         1,825
                   of Acquisitions              1996    135,200     42,000        2,000          67,000         4,056
                                                1995    130,000     29,750        5,000          93,000         4,407
Robert A. Dewey    Vice President of            1997    125,000     22,500       45,000          45,250(4)      1,544
                   Industrial Operations        1996    114,500     33,000        1,000          33,000         3,432
                                                1995    110,000     17,250        5,000          59,000         3,729
Kimberly G. Brown  Vice President of Apartment  1997    115,000         --       45,000          22,625(4)      1,303
                   Operations                   1996     95,000     28,000        1,000          17,000         2,850
                                                1995     76,275     19,750        7,500              --            --


---------------
(1) The Company provides automobiles and club memberships to certain key employees, including certain officers listed above, the value of which is not included in the table above and which in any case did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of any individual for the applicable year.


(2) The amount shown represents the number of shares purchasable upon exercise of an option granted under the Company's Share Option Plan. The options shown as granted in 1997 were granted effective as of two dates: (a) March 5, 1997 with an exercise price of $23.125 with vesting occurring in equal installments on each of the first five anniversaries of the date of grant and (b) December 1, 1997 with an exercise price of $22.625 and vesting in equal installments on each of the first five anniversaries of the date of grant. The options granted in 1996 were granted effective July 1, 1996, with an exercise price of $16.75 and vesting occuring in equal installments on each of the first five anniversaries of the date of grant. The options shown as granted in 1995 were granted effective December 5, 1995 with an exercise price of $15.00 with vesting occurring in equal installments on each of the first five anniversaries of the date of grant. For additional details regarding option grants, see "Option Grants in Last Fiscal Year" below.


(3) The amounts shown are those expensed for financial reporting purposes under the Company's Thrift Plan. See "Thrift Plan" below for a description of such Plan.


(4) Restricted Common Stock. The following table sets forth information regarding the restricted Common Stock issued during 1997 to each of the named officers and key employees (all of which grants were made under the Share Option Plan).


                         RESTRICTED COMMON STOCK GRANTS
                              IN LAST FISCAL YEAR

                                     DATE     NUMBER OF
                                    SHARES     SHARES
               NAME                 GRANTED    GRANTED          VESTING PERIOD
               ----                 -------   ---------         --------------
Robert A. Dewey...................   12/97      2,000     Equally over 5 year period
Kimberly G. Brown.................   12/97      1,000     Equally over 5 year period


        The shares granted in December 1997 were issued as performance-based compensation. Distributions will be paid on the shares of restricted Common Stock issued.

SHARE OPTION PLAN


     The Company adopted the Share Option Plan to provide incentives to attract and retain officers and employees. In 1996, the Company amended the Share Option Plan to increase the number of shares for which options may be granted from 700,000 shares to 1,050,000 shares. As described under "Proposal 2" the Company is proposing to amend the Share Option Plan to increase the number of shares for which options may be granted from 1,050,000 shares to 2,300,000 shares. The Share Option Plan provides for grants of options to purchase a specified number of shares of Common Stock, awards of restricted Common Stock, and grants of stock appreciation rights. Under the Share Option Plan the total number of Common Shares available to be granted is 1,050,000 (2,300,000 shares if Proposal 2 is approved), 150,000 (300,000 shares if Proposal 2 is approved) of which have been reserved for awards to non-employee directors. Participants in the Share Option Plan who are officers or other employees of the Company are selected by the Compensation Committee. Directors of the Company are also eligible to participate, but, in the case of directors who are not also employees, only pursuant to automatic grants under a specified formula set forth in the Share Option Plan. No employee may receive a grant of options for more than 100,000 Common Shares in any calendar year.


     Stock Options. The following table sets forth (i) all individual grants of stock options made by the Company during 1997 to each of the named officers and key employees (all of which grants were made under the Share Option Plan), (ii) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company, (iii) the exercise price and expiration date of these options, and (iv) the estimated potential realizable values assuming either a 5% or 10% annualized rate of appreciation from the relevant date of grant.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE VALUE
                                    NUMBER OF    % OF TOTAL                             AT ASSUMED ANNUAL RATES
                                      COMMON      OPTIONS                                   OF STOCK PRICE
                                      SHARES     GRANTED TO                                APPRECIATION FOR
                                    UNDERLYING   EMPLOYEES    EXERCISE                      OPTION TERM(1)
                                     OPTIONS     IN FISCAL     PRICE     EXPIRATION   ---------------------------
               NAME                 GRANTED(2)      YEAR       ($/SH)       DATE          5%             10%
               ----                 ----------   ----------   --------   ----------   -----------   -------------
Glenn L. Carpenter................    35,000         24%      $23.125      3/04/07     $510,000      $1,287,000
                                      65,000                   22.625     11/30/07      926,000       2,338,000
Donald G. Herrman.................    20,000         17%       23.125      3/04/07      291,000         735,000
                                      50,000                   22.625     11/30/07      713,000       1,799,000
Lonnie P. Nadal...................    15,000         16%       23.125      3/04/07      219,000         552,000
                                      50,000                   22.625     11/30/07      713,000       1,799,000
Robert A. Dewey...................    15,000         11%       23.125      3/04/07      219,000         552,000
                                      30,000                   22.625     11/30/07      428,000       1,079,000
Kimberly G. Brown.................    15,000         11%       23.125      3/04/07      219,000         552,000
                                      30,000                   22.625     11/30/07      428,000       1,079,000

---------------

(1) The amounts shown in these columns are based upon assumed rates of appreciation over the option term which are prescribed by applicable SEC regulations. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock, overall market conditions and the option holder's continued employment through the applicable vesting periods.


(2) In each case, the first amount shown relates to options granted as of March 5, 1997 and the second amount shown relates to options granted as of December 1, 1997.

                  AGGREGATED OPTIONS EXERCISED IN FISCAL 1997
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth the total number of all outstanding unexercised options held by the named officers and key employees as of the end of 1997. None of the named officers exercised any options during 1997. On December 31, 1997, the fair market value per Common Share (based on the closing price of the Common Shares on the NYSE) was $23.75.


                                      NUMBER OF COMMON SHARES
                                      UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                      OPTIONS AT DECEMBER 31,         IN-THE-MONEY OPTIONS
                                               1997                  AT DECEMBER 31, 1997(1)
                                    ---------------------------    ---------------------------
               NAME                 EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
               ----                 -----------   -------------    -----------   -------------
Glenn L. Carpenter................    69,600         108,400        $396,700       $164,300
Donald G. Herrman.................    47,500          75,000         268,500        109,000
Lonnie P. Nadal...................    20,400          81,600         119,300        169,075
Robert A. Dewey...................     8,200          52,800          51,900         96,975
Kimberly G. Brown.................     4,250          51,000          32,925         91,700


---------------

(1) Market value of underlying securities at December 31, 1997, minus the exercise price of "in-the-money" options.


DEFERRED COMPENSATION PLAN

     The Company has established a deferred compensation plan (the "Deferred Compensation Plan") pursuant to which certain highly-compensated or management employees of the Company may elect to defer payment of a percentage of the compensation payable to them by the Company. Pursuant to the Deferred Compensation Plan, the Company may make certain matching contributions equal to the amounts of compensation elected to be deferred under the Deferred Compensation Plan, and may also make other discretionary contributions. All amounts deferred by employees and all contributions made by the Company under the Deferred Compensation Plan are held in an investment fund. The Deferred Compensation Plan is intended to be a nonqualified plan under the Code.

     Mr. Carpenter received credit under the Deferred Compensation Plan for years of service with Realty. The Company assumed the obligations of Realty and Mr. Carpenter is fully vested. Annualized examples of the benefits, commencing at age 65, are set forth below. The examples assume retirement as of December 31, 1997 after assumed years of service.

                                YEARS OF SERVICE

   SALARY        5        10        15        20        25        30
   ------     -------   -------   -------   -------   -------   -------
  $100,000    $21,183   $17,365   $13,547   $ 9,730   $ 5,912   $ 7,094
   125,000     26,396    21,541    16,687    11,832     6,978     8,373
   150,000     31,609    25,718    19,826    13,935     8,043     9,652
   175,000     37,444    31,138    24,832    18,526    12,220    14,663
   200,000     43,694    37,388    31,082    24,776    18,470    22,163
   225,000     49,944    43,638    37,332    31,026    24,720    29,663
   250,000     56,194    49,888    43,582    37,276    30,970    37,163
   275,000     62,444    56,138    49,832    43,526    37,220    44,663
   300,000     68,694    62,388    56,082    49,776    43,470    52,163
   325,000     74,944    68,638    62,332    56,026    49,720    59,663
   350,000     81,194    74,888    68,582    62,276    55,970    67,163

RETIREMENT INCOME PLAN

     The Company has established a defined benefit retirement income plan (the "Retirement Income Plan") that is noncontributory. Benefits are determined regardless of position under a formula applied uniformly to all employees of the Company (except as otherwise required under the Code's "top-heavy" rules relating to

"key" employees), and depend upon the employee's length of service, and the employee's highest consecutive five year average earnings up to $160,000 less certain social security benefits.

     Employees are eligible to participate in the plan after attaining age 21 and completing one year of service. The plan currently provides for 100% vesting of an employee's interest after five years of service, except to the extent faster vesting is required under the Code's "top-heavy" rules.

     The following table illustrates the estimated annual retirement benefit payable under the Retirement Income Plan at age 65, after reduction for certain social security benefits, for participants with compensation and credited years of service shown. The benefits shown assume retirement at age 65 as of December 31, 1997, subject to the maximum annual benefit of $125,000 shown below. This maximum annual amount is actuarially increased to participants who retire after age 65.

                                YEARS OF SERVICE

   SALARY        5        10        15        20        25        30
   ------     -------   -------   -------   -------   -------   -------
  $100,000    $ 9,664   $19,329   $28,994   $38,659   $48,324   $57,989
   125,000     12,289    24,579    36,869    49,159    61,449    73,739
   150,000     14,914    29,829    44,744    59,659    74,574    89,489
   160,000**   15,964    31,929    47,894    63,859    79,824    95,789
   200,000     15,964    31,929    47,894    63,859    79,824    95,789

---------------
** As the annual compensation increases, the estimated annual retirement benefit payable will remain constant due to the $160,000 compensation limit invoked by the IRS.

     Participants will receive credit under the Retirement Income Plan for employment by Realty. The officers and their salaries covered under these plans and their years of service for purposes of these plans are as follows:

                                                                            DEFERRED
                                     ANNUAL     YEARS OF    RETIREMENT    COMPENSATION
               NAME                  SALARY    SERVICE(1)   INCOME PLAN    AGREEMENT
               ----                 --------   ----------   -----------   ------------
Mr. Carpenter.....................  $330,000       26          Yes            Yes
Mr. Herrman.......................   175,000       13          Yes            No
Mr. Nadal.........................   160,000        7          Yes            No

---------------
(1) Includes years of service at Realty.

THRIFT PLAN


     The Company has established a thrift plan under which employees may elect to contribute up to 21% of their annual compensation on a combination before-and-after tax basis, excluding bonuses. Contributions by the employee are matched by the Company at a 75% rate with total matching contributions not exceeding a maximum of 4 1/2% of the contributing employee's annual compensation. Matching contributions are in the form of cash, which is used by the trustee to purchase common shares of the Company. Employee contributions are invested in a fixed income fund, various growth funds, or a combination thereof, according to the employee's choice. The Plan provides for 20% vesting of contributions by the Company for each full year of service, increasing to 100% vesting after five years of service. (See "Summary Compensation Table" above for the amounts contributed by the Company during 1997 for the benefit of certain of its officers.)


EMPLOYMENT AGREEMENT


     Mr. Carpenter has an employment agreement with the Company for a term of four years commencing February 1995. The agreement provides for annual base compensation, subject to any increases in base compensation recommended by the Compensation Committee and approved by the Board of Directors. Mr. Carpenter and the other officers of the Company will also receive incentive compensation in accordance with criteria to be established by the Compensation Committee and approved by the Board of Directors, which the Company expects will be determined primarily on the basis of Funds from Operations growth per Common Share and in some cases on the basis of division or other performance goals. Mr. Carpenter's employment agreement provides for certain severance payments in the event of death or disability or upon termination by the Company without good cause and provides for certain payments (twice the sum of current annual salary plus prior year bonus) in the event that employment is terminated following a change in control.

CHANGE OF CONTROL AGREEMENTS


     The Company has entered into Change of Control Agreements (the "Change of Control Agreements") with the following executive officers: Mr. Herrman, Mr. Nadal, Mr. Dewey, Ms. Brown and Ms. Wixted (each, a "Covered Executive" and, collectively, the "Covered Executives"). The following summary of the material terms of the Change of Control Agreements is qualified in its entirety by reference to the full text of the Form of Change of Control Agreement, a copy of which has been filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as filed with the Commission.



     The Change of Control Agreements were effective as of March 16, 1998 and expire on December 31, 2000, subject to automatic one-year extensions unless terminated by either the Company or a Covered Executive; provided, however, that the Change of Control Agreements may not expire prior to the expiration of 24 months after the occurrence of a "Change of Control." A "Change of Control", for purposes of the Change of Control Agreements, includes (i) certain acquisitions by persons not affiliated with the Company of 20% or more of the Company's outstanding voting securities; (ii) the replacement of at least a majority of the individuals who were members of the Company's Board on the effective date of the Change of Control Agreements (the "Incumbent Board"); (iii) a merger, consolidation or reorganization involving the Company, unless: (a) the Company's stockholders as constituted immediately prior to such transaction own at least 50% of the outstanding voting securities of the corporation resulting from such transaction (the "Surviving Corporation") in substantially the same proportion to their ownership of the Company's voting securities prior to the transaction,
(b) the individuals who comprised the Incumbent Board immediately prior to the execution of the agreement relating to such a transaction constitute at least a majority of the board of the Surviving Corporation and (c) other than certain persons and plans affiliated with the Company and persons who beneficially owned 15% or more of the Company's outstanding voting securities immediately prior to such transaction, no person owns 15% or more of the outstanding voting securities of the Surviving Corporation; (iv) a complete liquidation or dissolution of the Company; and (v) a sale of substantially all of the Company's assets to any person other than a subsidiary of the Company.


     The Change of Control Agreements provide for the payment of certain benefits to any Covered Executive whose employment with the Company is terminated within 24 months following a Change of Control. The Change of Control Agreements provide that, if a Covered Executive's employment with the Company is terminated within such period for any reason other than for "Cause," "Disability," death or by the Covered Executive other than for "Good Reason" (all terms as defined in the Change of Control Agreement), the Covered Executive shall be entitled to certain benefits, including the immediate vesting of all stock options issued under the Company's Share Plan and the payment of a severance payment equal to twice the sum of (i) the Covered Executive's annual base salary and (ii) the Covered Executive's annual bonus for the fiscal year immediately preceding the fiscal year in which the Change of Control occurred.

                 COMPENSATION COMMITTEE REPORT ON COMPENSATION

GENERAL


     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. The Committee is composed entirely of outside directors. The Compensation Committee was appointed following the closing of the Company's initial public offering on February 18, 1994 and the appointment of the Company's independent directors. Accordingly, the Compensation Committee did not participate in the determination of compensation for the Company's officers and managerial employees at the outset, or in the negotiation of the employment contracts with any of the Company's officers or in the award of stock options to any such persons in connection with the Company's initial public offering.


     The objective of the Company's executive compensation program is to develop and maintain reward programs which contribute to the enhancement of shareholder value, while attracting, motivating and retaining key personnel who are essential to the long-term success of the Company. As discussed in detail below, the Company's executive compensation program consists of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of annual cash incentives, restricted share grants and stock option grants, and may be in the form of short term and long term arrangements. These elements are designed to operate on an integrated basis and together comprise total compensation value.

     The Compensation Committee believes that competitive base salaries are necessary to retain and attract talented officers and managerial employees. Subject to minimal levels specified in employment contracts, the Compensation Committee intends that the base salaries paid to officers and managerial employees of the Company will continue to be comparable to base salaries received by employees occupying positions of similar responsibility in comparable companies in the same industry. To ensure comparability, the Compensation Committee has in the past retained, and expects in the future to retain, the services of one or more independent compensation consultants.

     The Committee reviewed executive compensation in light of the Company's performance during 1997 and compensation data relating to companies that were considered comparable. In this regard, the Committee considered a variety of factors, including the achievement of operational and financial goals during 1997.

     It is the Compensation Committee's belief that none of the Company's officers or key employees will be affected by the provisions of Section 162(m) of the Internal Revenue Code (the "Code"), which limits the deductibility of certain executive compensation during 1997. Therefore, the Committee has not adopted a policy as to compliance with the requirements of Section 162(m).

BASE SALARY

     Base salary levels for the Company's officers are determined through annual employment evaluations, submitted to the Committee by the Chief Executive Officer ("CEO"), along with comparisons of companies in the real estate industry. Salary information about comparable companies is surveyed by reference to public disclosures made by companies in the real estate industry. In addition, the Committee from time to time obtains information about comparable salary levels from an outside compensation consultant. The base salary level for the CEO is determined by the Board of Directors based upon an annual evaluation of the performance of the CEO and recommendation from the Compensation Committee.

ANNUAL CASH INCENTIVES

     The annual cash incentive is designed to provide a short-term (one-year) incentive to officers and key employees based on a percentage of the individual's base salary. Incentive awards are based on the achievement of predetermined corporate and individual performance goals. For the CEO, the relative weights of the corporate and individual performance measures are 90% to the Company's goals and 10% to the individual's goals. For the Executive Vice President, the relative weights are 75% to the Company's goals and 25% to the individual's goals, and for Vice Presidents and other officers who participate in the bonus program, the relative weights are 75% Company goals and 25% individual goals. Specific individual goals for each individual are established at the beginning of the year (by the Committee in the case of the CEO and by the CEO in all other cases) and are tied to the functional responsibilities of each individual. Individual goals may include objective and subjective factors, such as improving the performance of assets managed by the individual, successful acquisitions or sales, development of leadership skills and personal training and education. The Company's goals are based on operating performance, as measured by a predetermined increase in funds from operations. Other than the allocation between individual and Company goals, no specific weights are assigned to the individual goals. In addition, no bonus awards are made if a minimum level of funds from operations is not met.

     In 1997, the Company met its performance objectives and the individual officers' performance targets. Cash bonuses of $244,000 were awarded to the officers, including the CEO, for 1997.

STOCK OPTIONS AND RESTRICTED SHARES

     Stock options are designed to provide long-term (up to ten year) incentives and rewards tied to the price of the Company's Common Shares. Given the fluctuations of the stock market, stock price performance and financial performance are not always consistent. The Committee believes that stock options, which provide value to participants only when the Company's shareholders benefit from stock price appreciation, are an important component of the Company's annual executive compensation program. The number of options or shares currently held by an officer is not a factor in determining individual grants, and the Committee has not established any target level of ownership of Company stock by the Company's officers. However, accumulation and retention of shares of Company stock by officers is encouraged.

     Stock options may be awarded annually. The Company does not adhere to firmly established formulas for the issuance of options. During fiscal 1997, each officer received stock option grants. The Summary Compensation Table shows the options granted to the named officers for the past three years, including the CEO. In determining the size of the grants to the CEO and the other named officers, the Committee assessed relative levels of responsibility and the long-term incentive practices of other comparable companies.


     In accordance with the provisions of PAG's Share Option Plan, the exercise price of all options granted was equal to the market value of the underlying Common Shares on the date of grant. Accordingly, the value of these grants to the officers was dependent solely upon the future growth and share value of the Company's Common Shares.


     The Committee also awards restricted shares as a compensation vehicle and to retain key individuals. Currently each of the officers hold awards. The number of restricted shares covered by each award is determined by the Committee in its discretion and generally reflects the extent of the officer's success in achieving the Company's goals during the preceding year and the level of the officer's responsibility. The Summary Compensation Table shows restricted share awards made to the named officers since 1995, including the CEO.

     All awards of restricted shares provide for vesting over three years or longer, subject to certain events of forfeiture. Since the holder of restricted shares would generally forfeit them if he or she were to leave PAG prior to vesting, the Committee believes these awards are a significant factor in the retention of key employees and support a long-term view among the officers.

     The foregoing report is given by the members of the Compensation Committee, namely:

                                Robert E. Morgan
                               Royce B. McKinley
                                Keith W. Renken

COMPARATIVE STOCK PERFORMANCE


     The line graph below compares the cumulative total shareholder return on Common Stock of the Company since February 10, 1994, the date of PAG's initial public offering, with the cumulative total return on the S&P 500 Index and the NAREIT Equity REIT Total Return Index over the same period. This comparison assumes that the value of the investment in the Company's Common Shares and in each index was $100 in February 1994 and that all dividends were reinvested.


                         PACIFIC GULF PROPERTIES, INC.

                            TOTAL RETURN PERFORMANCE


        MEASUREMENT PERIOD            PACIFIC GULF                            NAREIT EQUITY
      (FISCAL YEAR COVERED)          PROPERTIES INC.         S&P 500              INDEX
2/9/94                                   100.00              100.00              100.00
6/30/94                                   93.40               96.00               97.30
9/30/94                                   94.30              100.80               95.70
12/31/94                                  87.20              100.70               94.60
3/31/95                                   94.60              110.60               95.70
6/30/95                                   90.90              121.00              102.00
9/30/95                                  101.80              130.70              107.00
12/31/95                                 104.50              138.40              111.90
3/31/96                                  121.90              145.90              114.80
6/30/96                                  112.70              152.40              119.90
9/30/96                                  128.30              157.10              128.00
12/31/96                                 137.20              170.20              152.00
3/31/97                                  156.30              174.80              152.40
6/30/97                                  161.10              205.30              161.00
9/30/97                                  177.10              220.70              178.70
12/31/97                                 180.20              227.00              180.60


                              CERTAIN TRANSACTIONS



     In connection with the purchase by Five Arrows of the Class A Preferred Stock, Five Arrows maintains the contractual right to elect one director to the Company's Board of Director, and Five Arrows elected James E. Quigley 3rd to such position in the first quarter of 1997. In May 1997, the Company entered into an agreement with Five Arrows pursuant to which Five Arrows agreed to purchase, and the Company agreed to issue, an aggregate of 1,411,765 shares of Class B Preferred Stock at a price of $21.25 per share, all of which shares were issued by the Company in 1997. For additional information regarding the Class B Preferred Stock, see Proposal 4 above and the description of the terms of the Class B Preferred Stock set forth therein.

                                 ANNUAL REPORT

     The Annual Report of PAG for the year ended December 31, 1997, including financial statements audited by Ernst & Young, LLP, independent auditors, and their report thereon, is being mailed to all shareholders with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. In addition, a copy of PAG's Annual Report on Form 10-K for the year ended December 31, 1997, as filed with the SEC, will be sent to any shareholder without charge upon written request to PAG, 4220 Von Karman, Second Floor, Newport Beach, California 92660.

                             SHAREHOLDER PROPOSALS


     Advance Notice Procedures. Under the Company's Bylaws, no business may be conducted at the annual meeting unless brought before the meeting by or at the direction of a majority of the Board or by a stockholder entitled to vote at the meeting (i) whose proposal was included in the Company's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act, as amended, or (ii) who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 75 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting.



     The Bylaws contain a similar provision with respect to the nominations by stockholders for election to the Board of Directors. The Bylaws provide that, in order for a stockholder's nomination to be considered, the stockholder must notify the Company's Secretary not less than 75 days but not more than 180 days prior to the anniversary of the preceding year's annual meeting. Any stockholder nomination must include the following information regarding the nominee: name, age, business and home address of the nominee, principal occupation for past five years, number of shares of stock owned, and the nominee's written consent to be named as nominee in proxy statement and to serve as a director if elected. Additionally, the notice must include the following information relating to the nominating stockholder: name and address, name and address of other stockholders known to support the nomination, and the class of and number of shares of stock held by such stockholder(s).



     A copy of the full text of the Bylaw provisions relating to matters to be considered at the annual meeting can be obtained by writing to the Company's Secretary at the address set forth above under "Annual Report."



     Proposals for Inclusion in Proxy Statements. Any proposal by a shareholder of PAG intended to be presented at the 1999 Annual meeting of shareholders and included in the Company's Proxy Statement must be received by PAG at its principal executive offices not later than December 17, 1998 for inclusion in PAG's proxy statement and form of proxy relating to that meeting.



                              INDEPENDENT AUDITORS



     Ernst & Young, LLP served as the Company's independent auditors for the 1997 fiscal year. A representative of Ernst & Young, LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire. The Company's Board of Directors will, consistent with past practice, appoint the independent auditor for 1998 in the third quarter of 1998.


                                 OTHER MATTERS

     PAG is not aware of any business or matter other than those indicated above which may properly be presented at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          DONALD G. HERRMAN
                                          Secretary

April 16, 1998

                                   APPENDIX A

                                AMENDMENT TO THE
                          PACIFIC GULF PROPERTIES INC.
                             1993 SHARE OPTION PLAN


     This Amendment to the Pacific Gulf Properties Inc. 1993 Share Option Plan (the "Amendment") is adopted by Pacific Gulf Properties Inc., a Maryland corporation (the "Company"), effective as of May 13, 1998.


                                    RECITALS

     A. The Company's 1993 Share Option Plan (the "Plan") was adopted by the Board of Directors on October 27, 1993 and approved by the shareholders of the Company on October 28, 1993.

     B. The Plan was amended in 1996 and 1997 by the Board of Directors and each such amendment was approved by the shareholders of the Company on May 8, 1996 and on May 7, 1997, respectively.

     C. Section 5.6 of the Plan provides that the Board may amend the Plan, subject in certain circumstances to receipt of approval of the shareholders of the Company.


     D. On March 11, 1998, the Board of Directors of the Company unanimously adopted an Amendment to the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan from 1,050,000 to 2,300,000, subject to approval of the shareholders.



     E. The Amendment to the Plan was presented to the shareholders for approval at the 1998 Annual Meeting held on the 13th day of May, 1998.


                                   AMENDMENT

     1. Paragraph (a) of Section 1.4 is hereby amended to read in its entirety as follows:

          "(a) Number of Shares. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 2,300,000 shares, and the maximum number of shares of Common Stock that may be delivered under the provisions of
     Article VII shall not exceed 300,000 shares, in each case subject to adjustments contemplated by Section 5.2. The maximum number of shares subject to options which may be granted to an Eligible Employee during any one-year period shall not exceed 100,000, subject to adjustment as contemplated in Section 5.2."


     The undersigned, Donald G. Herrman, Secretary of the Company, hereby certifies that the Board and the shareholders of the Company adopted the foregoing Amendment to the Plan on March 11, 1998 and May 13, 1998, respectively.



     Executed at Newport Beach, California this      day of May 1998.



                                          PACIFIC GULF PROPERTIES, INC.



                                          Donald G. Herrman


                                          Secretary

                                   APPENDIX B

                     ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                          PACIFIC GULF PROPERTIES INC.

     Pacific Gulf Properties Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: PACIFIC GULF PROPERTIES INC., a Maryland corporation (the "Corporation"), desires to amend and restate its Charter currently in effect.

     SECOND: The Charter is hereby amended and restated, in full, to read as follows:

                                   ARTICLE I

     THE UNDERSIGNED, Henry D. Kahn, whose address is 36 S. Charles Street, Baltimore, Maryland 21201, being at least 18 years of age, acting as incorporator, does hereby form a corporation under the General Laws of the State of Maryland.

                                   ARTICLE II
                                      NAME

     The name of the corporation (the "Corporation") shall be:

                          PACIFIC GULF PROPERTIES INC.

                                  ARTICLE III
                                    PURPOSE

     The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, "REIT" means a real estate investment trust under Sections 856 through 860 of the Code. The Board of Directors may determine that it is no longer in the best interests of the Corporation to qualify as a REIT and upon any such determination the Board of Directors may revoke or otherwise terminate the Corporation's election to be a REIT pursuant to Section 856(g) of the Code.

                                   ARTICLE IV
                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

     The address of the Corporation's principal office in the State of Maryland is c/o CT Corporation System, 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation is CT Corporation System, 32 South Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation located in the State of Maryland.

                                   ARTICLE V
                                     STOCK

     A. Classes and Number of Shares. The total number of shares of stock of all classes which the Corporation shall have authority to issue is 110,000,000 shares, of which (i) 100,000,000 shares are shares of Common Stock, par value $.01 per share ("Common Stock") and (ii) 10,000,000 shares are shares of Preferred Stock, par value $.01 per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $1,100,000.

     B. Ability to Reclassify. The Board of Directors may classify and reclassify any unissued shares of any class of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Subject to the terms and conditions of any outstanding capital stock, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the charter, authority to classify or reclassify any shares of such stock into a class or classes of stock that have a priority as to distributions and upon liquidation and to divide and classify shares of any class into one or more series of such class by determining, fixing or altering one or more of the following:

          (1) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided, however, that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification and any shares of a class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph.

          (2) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

          (3) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

          (4) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

          (5) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and different redemption dates and whether or not there shall be any sinking fund or purchase account in respect thereof and, if so, the terms thereof.

          (6) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

          (7) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of such dividends or making of distributions on, or the acquisitions of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph and, if so, the terms and conditions thereof.


          (8) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the corporation.


     C. Voting Rights.

          (1) Common. Except as required by law, each share of Common Stock shall have one vote and, except as otherwise provided in respect of any class of Preferred Stock, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.


          (2) Preferred. The Preferred Stock shall have no voting rights and shall have no rights to receive notice of any meetings, except as required by law or as expressly provided in Article XIV of this Charter or by the Board of Directors establishing the preferences, rights, restrictions and qualifications of such other class or series of Preferred Stock.

     D. Terms of Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to every other share of Common Stock.

          (1) Dividend Rights. Subject to the provisions of law and any preferences of any class of Preferred Stock, dividends, including dividends payable in shares of another class of the Corporation's stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.


          (2) Liquidation Rights. The holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of Preferred Stock having a preference on distribution in liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of Preferred Stock not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.



          (3) Restrictions on Transfer. The Common Stock shall be governed by the restrictions on ownership and transfer set forth in subsection F of this Article V.



     E. Issuance and Terms of Certain Preferred Stock.



          (1) Class A Preferred Stock. The terms of the "Class A Senior Cumulative Convertible Preferred Stock" (the "Class A Preferred Stock"), including the preferences, conversion or other rights, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, are as set forth in the description of the Class A Preferred Stock contained in Article XIV of this Charter. All of the shares previously classified as "Class B Senior Cumulative Convertible Preferred Stock" are reclassified as additional shares of Class A Preferred Stock and shall have such terms, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the description of the Class A Preferred Stock contained in Article XIV of this Charter. The right of holders of Class B Preferred Stock to the dividends through the date of such reclassification shall not be impaired by such reclassification



          (2) Class C Preferred Stock. The terms of the "Class C Junior Participating Cumulative Preferred Stock" (the "Class C Preferred Stock"), including the preferences, conversion or other rights, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, are as set forth in the description of the Class C Preferred Stock contained in Article XIV of this Charter.


     F. Restrictions on Ownership and Transfer to Preserve Tax Benefit.

          (1) Definitions.

          For the purposes of this Article V and of Article VI, the following terms shall have the following meanings:

          "AGGREGATE OWNERSHIP LIMIT" shall mean, except as otherwise provided pursuant to subsection F(11) of this Article V, 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

          "BENEFICIAL OWNERSHIP" shall mean ownership of Capital Stock by a Person directly, beneficially or as a result of being treated as an actual or constructive owner of such Capital Stock through the application of
     Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns," "Beneficially Owned" and "Beneficially Owning" shall have the correlative meanings.

          "BENEFICIARY" shall mean one or more beneficiaries of the Trust as determined pursuant to paragraph F(3)(f) of this Article V.

          "CAPITAL STOCK" shall mean shares of stock that are Common Stock or Preferred Stock.

          "COMMON STOCK OWNERSHIP LIMIT" shall mean, except as otherwise provided pursuant to subsection F(11) of this Article V, 9.8% (in value, or in number of shares, whichever is more restrictive) of the outstanding Common Stock. The value of the outstanding Common Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.


          "CONSTRUCTIVE OWNERSHIP" shall mean ownership of Capital Stock by a Person who is or would be treated as an owner of such Capital Stock either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructively Own," "Constructively Owning" and "Constructively Owned" shall have the correlative meanings.


          "INITIAL PUBLIC OFFERING" shall mean the sale of Common Stock pursuant to the Corporation's first effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended.

          "IRS" means the United States Internal Revenue Service.

          "MARKET PRICE" shall mean the last reported sales price of the Common Stock or Preferred Stock reported on the NYSE on the trading day immediately preceding the relevant date, or if the Common Stock or Preferred Stock is not then traded on the NYSE, the last reported sales price of the Common Stock or Preferred Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock or Preferred Stock may be traded, or if the Common Stock or Preferred Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock or Preferred Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

          "NYSE" shall mean the New York Stock Exchange.


          "OWNERSHIP LIMIT" shall mean the Common Stock Ownership Limit or the Aggregate Ownership Limit, whichever is more restrictive.



          "PERSON" shall mean an individual, corporation, partnership, estate, limited liability company, unincorporated organization, joint venture, state or a political subdivision thereof, governmental agency, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be issued exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an Underwriter that participates in an offering of the Common Stock, Preferred Stock, or any convertible securities of the Corporation for purposes of determining whether the Underwriter, but not any other Person, during the 90-day period following such offering, has violated the Ownership Limit and provided that the ownership of Common Stock, Preferred Stock and/or convertible securities by such Underwriter would not result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT.



          "PURPORTED BENEFICIAL TRANSFEREE," shall mean, with respect to any purported Transfer or other event that results in a transfer of Common Stock or Preferred Stock to the Trust pursuant to subsection F(3) of this
     Article V, the purported beneficial transferee or owner for whom the Purported Record Transferee would have acquired or owned shares of Common Stock or Preferred Stock, if such Transfer or other event had been permitted under subsection F(2) of this Article V.



          "PURPORTED RECORD TRANSFEREE" shall mean, with respect to any purported Transfer or other event that results in a transfer of Common Stock or Preferred Stock to the Trust pursuant to subsection F(3) of this
     Article V, the record holder of the Common Stock or Preferred Stock if such Transfer or other event had been permitted under subsection F(2) of this
     Article V.


          "TRANSFER" shall mean any sale, transfer, gift, assignment, devise or other disposition of Common Stock or Preferred Stock, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common Stock or Preferred Stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Common Stock or Preferred Stock), whether voluntary or involuntary, whether of record or beneficially (including but not limited to transfers of interests in other entities that result in changes in Beneficial Ownership of Common Stock or Preferred Stock), whether by operation of law or otherwise and whether the result of a transaction entered into through the facilities of the NYSE or such other stock exchange on which the Common Stock or Preferred Stock is then listed.


          "TRUST" shall mean the trust created pursuant to subsection F(3) of this Article V.

          "TRUSTEE" shall mean any trustee for the Trust appointed by the Corporation as provided in paragraph F(3)(a) of this Article V.

          "UNDERWRITER" shall mean a securities firm or other similar entity in its capacity as a party to an underwriting agreement with the Corporation entered into with the intent of such firm or other entity of acquiring securities of the Corporation for resale.

          (2) Restriction on Ownership and Transfer

             (a) Except as provided in subsection F(9) of this Article V, from and after the date of the Initial Public Offering, no Person shall Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit.

             (b) From and after the date of the Initial Public Offering, any Transfer or other event that, if effective, would result in Common Stock and Preferred Stock being beneficially owned by fewer than 100 Persons shall, to the maximum extent possible under law, be null and void ab initio, and the intended transferee or other purported owner of such Common Stock or Preferred Stock, which, if recognized, would cause the 100 shareholder requirement of Code Section 856(a)(5) to be violated, shall acquire, possess and retain no rights to or economic interest whatsoever in such Common Stock or Preferred Stock to the extent such recognition would cause this requirement to be violated.

             (c) Notwithstanding any other provisions contained in this Article V, from and after the date of the Initial Public Offering, no Person shall Beneficially Own or Constructively Own Capital Stock to the extent such Beneficial or Constructive Ownership would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT (including but not limited to ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation (either directly or indirectly through one or more entities) from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

          (3) Consequences of Violative Ownership.

             (a) If at any time after the date of the Initial Public Offering there is a purported Transfer or other event (whether or not such Transfer or other event is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in any Person Beneficially or Constructively Owning Capital Stock in violation of paragraphs F(2)(i) or (iii) above, then the Common Stock or Preferred Stock purportedly being Transferred (or in the case of an event other than a Transfer, the Common Stock or Preferred Stock that would be Beneficially Owned or Constructively Owned) and which would cause one or more of such restrictions on ownership or transfer to be violated (rounded up to the nearest whole share) shall be automatically transferred to the Trustee in his capacity as a Trustee of a Trust for the exclusive benefit of the Beneficiary. Such transfer to the Trust shall occur without any action by the Corporation, the Trustee, the Purported Beneficial Owner or the Purported Record Owner and shall be effective as of the close of business on the business day prior to the date of such Transfer or other event. The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation, any Purported Beneficial Transferee and any Purported Record Transferee. Each Beneficiary shall be designated by the Corporation as provided in paragraph F(3)(f) of this Article V.

             (b) Common Stock or Preferred Stock held by the Trustee shall be issued and outstanding Common Stock or Preferred Stock, as the case may be, of the Corporation. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares of Capital Stock held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares of Capital Stock held in the Trust.


             (c) The Trustee shall have all voting rights and rights to dividends with respect to Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Beneficiary. Any dividend or distribution paid prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Capital Stock. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Beneficiary. The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Capital Stock held in the Trust and, subject to Maryland law, effective as of the date the Capital Stock has been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee with respect to such Capital Stock prior to the discovery by the Corporation that the Capital Stock has been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action based upon such vote, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article V, until the Corporation has received notification that the Capital Stock has been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.


             (d) Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell (through the facilities of a stock exchange if appropriate) the shares of Capital Stock held in the Trust to a person, designated by the Trustee, whose ownership of the shares of Capital Stock will not violate the ownership limitations set forth in subsection F(2). Upon such sale, the interest of the Beneficiary in the shares of Capital Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Beneficiary as provided in this subsection F(3)(d). The Purported Record Transferee shall receive the lesser of (i) the price paid by the Purported Record Transferee for the shares of Capital Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Capital Stock at Market Price, the Market Price of such shares of Capital Stock on the day of the event which resulted in the transfer of such shares of Capital Stock to the Trust) and (ii) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares of Capital Stock held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Beneficiary together with any dividends or other distribution thereon received by the Trustee. If, prior to the discovery by the Corporation that shares of such Capital Stock have been transferred to the Trustee, such shares of Capital Stock are sold by a Purported Record Transferee then (x) such shares of Capital Stock shall be deemed to have been sold on behalf of the Trust and (y) to the extent that the Purported Record Transferee received an amount for such shares of Capital Stock that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this subsection F(3)(d), such excess shall be paid to the Trustee upon demand. Each Purported Record Transferee, Purported Beneficial Transferee and Beneficiary waives any and all claims that it may have against the Trustee and the Trust arising out of the disposition of any shares of Capital Stock transferred to the Trust, except for claims arising out of the gross negligence or willful misconduct arising out of the enforcement of this Section F.

             (e) Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the shares of Capital Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Capital Stock at Market Price, the Market Price of such shares of Capital Stock on the day of the event which resulted in the transfer of such shares of Capital Stock to the Trust) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares of Capital Stock held in the Trust pursuant to subsection F(3)(d). Upon such a sale to the Corporation, the interest of the Beneficiary in the shares of Capital Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Capital Stock shall thereupon be paid to the Beneficiary.


             (f) By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Beneficiary of the interest in the Trust (and the relative percentage interests in the Trust of each such organization) such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in subsection F(2) in the hands of such Beneficiary and (ii) each Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) or 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under Section 170(b)(1)(A) of the Code.


             (g) No delay or failure on the part of the Corporation, the Board of Directors or the Trustee, in exercising any right under the Charter shall operate as a waiver of any right of the Corporation, the Board of Directors or the Trustee, as the case may be, except to the extent specifically waived in writing.


             (h) If the transfer to the Trust describe in paragraph F(3)(a) of this Article V would not be effective for any reason to prevent the violation of paragraphs F(2)(a) and (c) of this Article V, then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate paragraphs F(2)(a) and (c) of this Article V shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.



          (4) Remedies for Breach. If the Board of Directors or its designees shall at any time determine in good faith that a Transfer or other event has taken place in violation of subsection F(2) of this Article V or that a Person intends to acquire, has attempted to acquire or may acquire Beneficial or Constructive Ownership of any shares of the Corporation in violation of subsection F(2) of this Article V, the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to redeem such shares upon the terms and conditions specified by the Board of Directors in its sole discretion, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer (or, in the case of events other than a Transfer, Beneficial Ownership or Constructive Ownership) in violation of paragraphs F(2)(a) and (c) of this Article V shall automatically result in the transfer to the Trust described in subsection F(3) irrespective of any action (or inaction) by the Board of Directors.


          (5) Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Common Stock or Preferred Stock or other securities in violation of subsection F(2) of this Article V, or any Person who is a Purported Record Owner or Purported Beneficial Owner of Capital Stock transferred to the Trust pursuant to subsection F(3) of this Article V, shall immediately give written notice to the Corporation of such event or, in the case of a proposed or intended transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation's status as a REIT.

          (6) Owners Required To Provide Information. From and after the date of the Initial Public Offering, each Person who is a Beneficial Owner of Common Stock or Preferred Stock and each Person

     (including the stockholder of record) who is holding Common Stock or Preferred Stock for a Beneficial Owner of Common Stock or Preferred Stock shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

          (7) Remedies Not Limited. Nothing contained in this Article V (but subject to section G of this Article V) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

          (8) Ambiguity. In the case of an ambiguity in the application of any of the provisions of section F of this Article V, including any definition contained in subsection F(1), the Board of Directors shall have the power to determine the application of the provisions of this section F with respect to any situation based on the facts known to it (subject, however, to the provisions of section G of this Article V). In the event section F requires an action by the Board of Directors and this Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of section F. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in subsections F(2) and F(3)) acquired Beneficial or Constructive Ownership of Capital Stock in violation of subsection F(2), such remedies (as applicable) shall apply first to the shares that, but for such remedies, would have caused such violation and would have been actually owned by the Purported Beneficial Owner, second to shares that, but for such remedies, would have caused such violation but which would not have been actually owned by the Purported Beneficial Owner, pro rata among the Persons who actually attempted to acquire such shares based upon the relative value of what would have been the Purported Beneficial Owner's Beneficial Ownership or Constructive Ownership interest in the shares such Person attempted to acquire, third to other shares that are actually owned by the Purported Beneficial Owner, and fourth to shares that are actually owned by such other Persons whose ownership of shares is attributed to the Purported Beneficial Owner, pro rata among such Persons based upon the relative value of the Purported Beneficial Owner's Beneficial Ownership or Constructive Ownership interest in the shares so owned.

          (9) Exceptions.


             (a) Subject to paragraph F(2)(c) of this Article V, the Board of Directors, in its sole and absolute discretion, may exempt a Person from the Ownership Limit if the Board of Directors obtains such representations and undertakings from such Person as it determines in its sole and absolute discretion are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of Common Stock or Preferred Stock will violate the Ownership Limit or that any such violation will not cause the Corporation to fail to qualify as a REIT under the Code, and such Person agrees that any violation of such representations or undertakings (or other action which is contrary to the restrictions contained in subsection F(2) of this Article V and not exempted by the Board of Directors) or attempted violation will result in such Common Stock or Preferred Stock being transferred to the Trust in accordance with subsection F(3) of this Article V.


           (b) [Reserved]

             (c) Prior to granting any exemption pursuant to paragraph F(9)(a) of this Article V, the Board of Directors may require a ruling from the IRS or an opinion of counsel, in either case in the form and substance satisfactory to the Board of Directors in its sole discretion as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT; provided, however, that obtaining a favorable ruling or opinion shall not be required for the Board of Directors to grant an exception hereunder.

          (10) Legend. Each certificate for Common Stock shall bear the following legend:

             "The Corporation is authorized to issue two classes of capital stock which are designated as Common Stock and Preferred Stock. The Board of Directors is authorized to determine the preferences, limitations and relative rights of the Preferred Stock before the issuance of any Preferred Stock. The Corporation will furnish, without charge, to any stockholder making a written request therefor, a copy of the Corporation's Charter and a written statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to each class of stock. Requests for such written statement may be directed to Pacific Gulf Properties Inc. at its principal executive offices,
        Attention: Secretary.


             "The shares of Common Stock represented by this certificate are subject to restrictions on ownership and transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. No Person may Beneficially Own or Constructively Own Common Stock in excess of 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock of the Corporation, and no Person may Beneficially Own or Constructively Own Capital Stock (including Common Stock and Preferred Stock) having a value in excess of 9.8% of the value of the aggregate of the outstanding shares of Capital Stock of the Corporation, with certain further restrictions and exceptions set forth in the Corporation's Charter. Capital Stock that may be acquired upon conversion of convertible securities of the Corporation held, directly or constructively, by an investor, but not Capital Stock issuable with respect to convertible securities held by others, is deemed to be owned by the investor and outstanding prior to conversion for purposes of determining the percentage of Capital Stock held by that investor. Any Person who attempts to Beneficially Own or Constructively Own Capital Stock in excess of the above limitations must immediately notify the Corporation. All capitalized terms in this legend have the meanings defined in the Corporation's Charter. Transfers or other events in violation of the restrictions described above shall be null and void ab initio, the purported transferee or purported owner shall acquire or retain no rights to, or economic interests in, any Common Stock held in violation of these restrictions, and the shares that are subject to the purported transfer or other event are transferred automatically to a trust for the benefit of one or more charitable organizations. The Corporation may redeem such shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that a Transfer or other event would violate the restrictions described above."


          Shares of Preferred Stock shall bear a corresponding legend.

          (11) The Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit; provided, however, that:

             (a) Any decrease may be made only prospectively as to subsequent holders or, with respect to existing holders, subsequent Transfers (other than a decrease in such limits as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately);


             (b) Subject to subsection F(9), neither ownership limitation may be increased if, after giving effect to such increase, five Persons could Beneficially Own or Constructively Own, in the aggregate, more than 50.0% in value of the shares of Capital Stock then outstanding; and


             (c) Prior to the modification of either of the ownership limitations, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation's status as REIT.

          (12) Severability. If any provision or item of this Article V or any application of any such provision or item is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions and items shall not be affected and other applications of such provision or item shall be affected only to the extent necessary to comply with the determination of such court.


     G. Settlement. Nothing in this Article V shall preclude the settlement of any transaction entered into through facilities of the NYSE or such other stock exchange on which the Corporation's Common Stock or Preferred Stock may be listed. The shares that are the subject of such transaction shall continue to be subject to the terms of this Article V after such settlement.


     H. Issuance of Rights to Purchase Securities and Other Property. Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Corporation of rights, options and warrants for the purchase of shares of Capital Stock, other securities of the Corporation, or shares or other securities of any successor in interest of the Corporation (a "Successor"), at such times, in such amounts, to such persons, for such consideration (if any), with such form and content (including without limitation the consideration for which any shares of Capital Stock, other securities of the Corporation, or shares or other securities of any Successor are to be issued) and upon such terms and conditions as it may, from time to time, determine, subject only to the restrictions, limitations, conditions and requirements imposed by the Maryland General Corporation Law, other applicable laws and the Corporation's Charter.

     I. Preemptive Rights. Except as may be provided by the Board of Directors in authorizing the issuance of shares of Preferred Stock and as set forth in Articles Supplementary creating such Preferred Stock, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

     J. Authorized Shares of Common and Preferred Stock. The authorized number of shares of Common Stock and Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the combined voting power of the then-outstanding shares of Capital Stock of the Corporation that pursuant to the Charter are entitled to vote generally in the election of directors of the Corporation, voting together as a single class.

                                   ARTICLE VI
                                   DIRECTORS

     A. Number. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be three, which number may be increased or decreased pursuant to the Bylaws of the Corporation; provided, however, that the number of directors shall never be less than three or greater than eleven.

     B. Classification. The directors of the Corporation, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with the initial term of office of the Class I directors to expire at the 1995 annual meeting of stockholders, the initial term of office of the Class II directors to expire at the 1996 annual meeting of stockholders and the initial term of office of the Class III directors to expire at the 1997 annual meeting of stockholders, provided that the directors in office on September 30, 1993 shall consist of one Class I director, one Class II director and one Class III director. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.


     C. Written Ballot. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.


     D. Removal. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of 66-2/3% of the then outstanding shares of stock entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class.

     E. Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other causes shall be filled by a majority vote of the stockholders or directors then in office. A director so chosen by the stockholders shall hold office for the balance of the term then remaining. A director so chosen by the remaining directors shall hold office until the next annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the term then remaining. No decrease in the number of directors constituting the Board of Directors shall affect the tenure of the office of any director.

     F. Stock Issuances. The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

                                  ARTICLE VII
                                   AMENDMENTS

     The Corporation reserves the right at any time and from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in its Charter, or any shares of outstanding stock. Any amendment to the Corporation's Charter shall be valid only if such amendment shall have been approved by the affirmative vote of the holders of a majority of the outstanding Voting Stock, voting together as a single class. All rights and powers conferred by the Corporation's Charter on stockholders, directors and officers are granted subject to this reservation.

                                  ARTICLE VIII
                                INDEMNIFICATION

     The Corporation shall indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment on repeal.

                                   ARTICLE IX
                            LIMITATION OF LIABILITY

     To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally, liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation on liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

                                   ARTICLE X
                              CERTAIN TRANSACTIONS

     With respect to any proposed merger, acquisition, business combination or other transaction or proposal, a director of the Corporation, in determining what is in the best interests of the Corporation, shall consider the interests of the Stockholders of the Corporation and, in his or her discretion, may consider (i) the interests of the Corporation's employees, suppliers, creditors and customers, (ii) the economy of the nation, (iii) community and societal interests and (iv) the long-term as well as short-term interests of the Corporation and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Corporation. Pursuant to this provision, the Board of Directors may consider numerous judgmental or subjective factors affecting a proposal, including certain nonfinancial matters, and on the basis of these considerations may oppose a business combination or other transaction which, as an exclusively financial matter, might be attractive to some, or a majority, of the Corporation's stockholders.

                                   ARTICLE XI
                             BUSINESS COMBINATIONS

     The Corporation hereby expressly elects not to be governed by the provision of Title 3, Subtitle 6 of the Maryland General Corporation Law.

                                  ARTICLE XII
                       RIGHTS AND POWERS OF CORPORATION,
                        BOARD OF DIRECTORS AND OFFICERS

     In carrying on its business, or for the purpose of attaining or furthering any of its objects, the Corporation shall have all of the rights, powers and privileges granted to corporations by the laws of the State of Maryland, as well as the power to do any and all acts and things that a natural person or partnership could do as now or hereafter authorized by law, either alone or in partnership or conjunction with others.

     Any director or officer individually, or any firm of which any director or officer may be a member, or any corporation or association of which any director or officer may be a director or officer or in which any director or officer may be interested as the holder of any amount of its capital stock or otherwise, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and, in the absence of fraud, no contract or other transaction shall be thereby affected or invalidated; provided, however, that (a) such fact shall have been disclosed or shall have been known to the Board of Directors or the committee thereof that approved such contract or transaction and such contract or transaction shall have been, approved or ratified by the affirmative vote of a majority of the disinterested directors, or (b) such fact shall been disclosed or shall have been known to the stockholders entitled to vote, and such contract or transaction shall have been approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation, firm or other entity, or (c) the contract or transaction is fair and reasonable to the Corporation. Any director of the Corporation who is also a director or officer of, or interested in, such other corporation or association, or who, or the firm of which he or she is a member, is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, with like force and effect as if he or she were not such director or officer of such other corporation or association or were not so interested or were not a member of a firm so interested.

     Except as otherwise provided in the Corporation's Charter or the Bylaws of the Corporation, as amended from time to time, the business of the Corporation shall be managed by its Board of Directors. The Board of Directors shall have and may exercise all the rights, powers and privileges of the Corporation except only for those that are by law, these Articles of Incorporation or the Bylaws of the Corporation, conferred upon or reserved to the stockholders. Additionally, the Board of Directors is hereby specifically authorized and empowered from time to time in its discretion:

          To borrow and raise money, without limit and upon any terms, for any corporate purposes; and, subject to applicable law, to authorize the creation, issuance, assumption, or guaranty of bonds, debentures, notes or other evidences of indebtedness for money so borrowed, to include therein such provisions as to redeemability, convertibility or otherwise, as the Board of Directors, in its sole discretion, determines, and to secure the payment of principal, interest or sinking fund in respect thereof by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, all or any part of the properties, assets, and goodwill of the Corporation then owned or thereafter acquired;

          To make, alter, amend, change, add to or repeal the Bylaws of the Corporation in accordance with the terms of the Bylaws adopted by the Board of Directors pursuant to Section 2-109 of the Maryland General Corporation Law; and

          To the extent permitted by law, to declare and pay dividends or other distributions to the stockholders from time to tine out of the earnings, earned surplus, paid-in surplus or capital of the Corporation, notwithstanding that such declaration may result in the reduction of the capital of the Corporation. In connection with any dividends or other distributions upon the Common Stock, the Corporation need not reserve any amount from such dividend or other distributions to satisfy any preferential rights of any stockholder.

     Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in the Charter.

                                  ARTICLE XIII
                                    DURATION

     The duration of the Corporation shall be perpetual.

                                  ARTICLE XIV
                                PREFERRED STOCK

     A. Class A Preferred Stock.


          (1) Preferred Shares -- Designation and Amount. The shares of such class of Preferred Stock shall be designated as "Class A Senior Cumulative Convertible Preferred Stock" and the number of shares constituting the class so designated shall be 2,763,113 (the "Preferred Shares").


          (2) Preferred Shares -- Dividend Rights.

             (a) General. Subject to Section 9, and in addition to any other dividends provided for herein, the Corporation shall pay in cash, when, as and if declared by the Board, out of funds legally available therefor as provided by the M.G.C.L. (the "Legally Available Funds"), dividends at the quarterly rate equal to the Applicable Dividend Rate (as defined below) per issued and outstanding Preferred Share, per quarter. Such dividends shall be cumulative and payable (if declared) quarterly on each February 15, May 15, August 15 and November 15, with respect to the prior quarter, commencing February 15, 1997 (except that if such date is not a Business Day (as defined below), then such dividend will be payable on the next succeeding Business Day) to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared no more than thirty (30) days prior to the date fixed for payment thereof; provided, however, that the Corporation shall have the right to declare and pay dividends at any time. Dividends shall begin to accrue and be cumulative from the date of issuance of such Preferred Share to and including the first to occur of (i) the date on which the Liquidation Value (as defined herein) of such Preferred Share or Put Payment (plus all accrued and unpaid dividends thereon whether or not declared) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Preferred Share by the Corporation, (ii) the last day of the quarter preceding the quarter in which such Preferred Shares are converted into shares of Common Stock hereunder if such date is after the record date for the Regular Quarterly Dividend (as defined herein) on the Common Stock for the quarter in which such conversion takes place, (iii) the last day of the quarter second preceding the quarter in which such Preferred Shares are converted into shares of Common Stock hereunder if such date is prior to the record date for the Regular Quarterly Dividend on the Common Stock for the quarter in which such conversion takes place, or (iv) the date on which such share is otherwise acquired and paid for by the Corporation.

             (b) Cumulative Dividends. Each of such dividends shall be fully cumulative, to the extent not previously paid. Any accrued dividend that is not paid, or made available for payment, on the date set forth in
        Section 2(a) above shall accrue dividends at a rate of (i) 2.297% per fiscal quarter for any quarter which ends on or prior to December 31, 1997 and (ii) for any subsequent fiscal quarter the greater of (x) 2.297% per quarter and (y) the product of 1.04 and the per share quarterly dividend paid in that quarter in respect of the common stock, par value $.01 per share, of the Corporation (the "Common Stock"), divided by $19.905, per quarter until such amount has been paid. Any dividend payment with respect to the Preferred Shares shall first be credited against any prior accrued and unpaid dividend. No dividends shall be set apart for or paid upon the Common Stock or any other shares of stock ranking junior to the Preferred Shares unless all such cumulative dividends on the Preferred Shares have been paid.

             (c) Applicable Dividend Rate. With respect to any Preferred Share then issued and outstanding the "Applicable Dividend Rate" shall be (i) $0.425 per Preferred Share, per fiscal quarter for any quarter which ends on or prior to December 31, 1997 and (ii) for any subsequent fiscal quarter the greater of (x) $0.425 per Preferred Share, per quarter, and
        (y) the product of 1.04 and the per share quarterly dividend paid in that quarter in respect of the Common Stock, per fiscal quarter. If any of the events described under Section 7 requiring the adjustment of the Conversion Price (as defined herein) occurs, such dividends payable thereafter on the Common Stock shall be calculated for purposes of the foregoing clause (y) so as to reverse the effect of such events. The Applicable Dividend Rate shall be pro rated for the actual number of days in any partial quarter.

             (d) Pro Rata Distribution. All dividends paid with respect to Preferred Shares pursuant to this Section 2 shall be paid pro rata in respect of each Preferred Share entitled thereto. In the event that the Legally Available Funds available for the payment of dividends shall be insufficient for the payment of the entire amount of dividends payable with respect to Preferred Shares on any date on which the Board has declared the payment of a dividend or otherwise, the amount of any available surplus shall be allocated for the payment of dividends with respect to the Preferred Shares and any other shares of capital stock that are pari passu as to dividends pro rata based upon the amount of accrued and unpaid dividends of such shares of capital stock.

             (e) Business Day. For purposes hereof, the term "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

          (3) Preferred Shares -- Certain Restrictions. Unless the dividends (including accrued and unpaid dividends in arrears whether or not declared) described above in Section 2, which pursuant to their terms should have been paid, have been paid in full or declared and set apart for payment, the Corporation shall be prohibited from paying dividends on, making any other distributions on, or redeeming or purchasing or otherwise acquiring for consideration any capital stock of the Corporation (without regard to its rank, either as to dividends or upon liquidation, dissolution or winding up). The Corporation shall not permit any subsidiary or subpartnership of the Corporation to purchase or otherwise acquire for consideration or make any payment with respect to any shares of capital stock of the Corporation if the Corporation is prohibited from purchasing or otherwise acquiring for consideration or making any payment with respect to such shares at such time and in such manner pursuant to the prior sentence, provided, however, that the Corporation shall not be prohibited from making a capital contribution of capital stock of the Corporation to any of its subsidiaries or subpartnerships.

          (4) Preferred Shares -- Voting Rights.

             (a) General. Except as limited by law the holders of the Preferred Shares shall be entitled to vote or consent on all matters submitted to the holders of Common Stock together with the holders of the Common Stock as a single class.

             (b) Calculation of Votes. For the purposes of calculating the votes cast for a particular matter when voting or consenting pursuant to
        Section 4(a), each Preferred Share will entitle the holder thereof to one vote for each share of Common Stock into which such Preferred Share is convertible as provided in Section 7(c) herein as of the record date for such vote or consent or, if no record date is specified, as of the date of such vote or consent.

             (c) Section 4(c) Directors. In addition to the other voting rights described herein, upon the issuance to Five Arrows Realty Securities L.L.C. of Preferred Shares such that, and until Five Arrows Realty Securities L.L.C., Rothschild Realty Inc. or the ninety-nine percent (99%) member of Five Arrows Realty Securities L.L.C., ceases to own either (A) all of the outstanding Preferred Shares or (B) an amount of voting securities of the Corporation which, if converted into shares of Common Stock, would exceed 10% of the outstanding Common Stock on a fully diluted basis (determined on the basis of then convertible, exercisable or exchangeable securities, warrants or options issued by the Corporation (such amount as set forth in clauses (A) and (B) above, the "Minimum Threshold"), (i) the number of directors constituting the Board shall be automatically increased by one (1) member and (ii) upon the first to occur, or from time to time following the Dividend/Earnings Cure (as defined herein) upon the first to occur, of (x) the Corporation's failure to pay the Regular Quarterly Dividend on the Common Stock for any quarter in an amount of at least $.40 per share (adjusted to reverse the effect of any event set forth in Section 7 that would require an adjustment to the Conversion Price (the "Dividend Reduction Default"), (y) the Corporation's financial results reflecting that the ratio of its Combined EBITDA to its reported interest expense (as described in clause
        (2) under the definition of Combined EBITDA below) for each of three consecutive fiscal quarters was less than 1.25 to 1.00 (the "Earnings Default"), or (z) the Corporation's failure to pay in full the quarterly dividend payable hereunder (whether or not declared) at any time in respect of the Preferred Shares (the "Dividend Payment Default"), the Board shall be automatically increased by an additional one (1) member for an aggregate maximum increase pursuant hereto of two directors. The position on the Board established pursuant to clause (i) of this Section 4(c) shall remain available until the Minimum Threshold is no longer satisfied. The position on the Board established pursuant to clause (ii) of this Section 4(c) shall remain available until the first to occur of such time as (i) the Minimum Threshold fails to be satisfied and (ii) the Dividend/Earnings Cure (as defined herein). Any director elected pursuant to this section shall be deemed to have resigned upon the position created hereby not being available.

             The term "Regular Quarterly Dividend" means any cash dividend or dividends paid in any calendar quarter that do not in the aggregate exceed the Corporation's reported Funds From Operations (as defined by the National Association of Real Estate Investment Trusts prior to 1996) for the quarter relating to such dividend.

             The term "Combined EBITDA" means the combined net income of the Corporation (before extraordinary income or gains) as reported in its Quarterly Report on Form 10-Q under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise furnished to holders of Preferred Shares pursuant to Section 4(j) increased (to the extent deducted in determining consolidated net income) by the sum of the following (without duplication):

                (1) all income and state franchise taxes paid or accrued according to generally accepted accounting principals in the United States ("GAAP") for such period (other than income taxes attributable to extraordinary, unusual or non-recurring gains or losses except to the extent that such gains were not included in Combined EBITDA),

                (2) all interest expense paid or accrued in accordance with GAAP for such period (including financing fees and amortization of deferred financing fees and amortization of original issue discount),

                (3) depreciation and depletion reflected in such reported net income,

                (4) amortization reflected in such reported net income including, without limitation, amortization of capitalized debt issuance costs (only to the extent that such amounts have not been previously included in the amount of Combined EBITDA pursuant to clause (2) above), and

                (5) any other non-cash charges to the extent deducted from combined net income (including, but not limited to, income allocated to minority interests, non-recurring or one-time GAAP non-cash income, gains, expenses or losses).

             (d) Section 4(d) Directors. In addition to the other voting rights described herein, at any time after the Minimum Threshold ceases to be satisfied and a Dividend Payment Default occurs for three consecutive fiscal quarters, the number of directors constituting the Board shall be automatically increased by a maximum of two (2) members. The position on the Board created pursuant to this Section 4(d) shall continue to be available until the earlier to occur of such time as (i) there are no Preferred Shares of the Corporation outstanding and (ii) the Dividend Payment Cure (as defined herein). Any director elected pursuant to this section shall be deemed to have resigned upon the position created hereby not being available.

             (e) Election of Preferred Directors. The holders of the Preferred Shares shall have the special right, voting separately as a single class, to elect as soon as practical, a director to fill each vacancy created pursuant to Section 4(c) or 4(d) and to elect their respective successors at each succeeding annual meeting of the Corporation thereafter at which such successor is to be elected. The director so elected from time to time in respect of clause (i) of Section 4(c) shall be referred to herein as the "Section 4(c)(i) Director." The director so elected from time to time in respect of clause (ii) of Section 4(c) shall be referred to herein as the "Section 4(c)(ii) Director." The directors so elected from time to time in respect of Section 4(d) shall be referred to herein as the "Section 4(d) Directors." As used herein, the term "Preferred Director" shall refer to each of the Section 4(c)(i) Director, the Section 4(c)(ii) Director or a Section 4(d) Director, as appropriate, and the term "Preferred Directors" shall refer to all such directors. At no time shall there be more than two Preferred Directors on the Board.

             (f) Classification of Board. Each vacancy created upon the Board from time to time pursuant to clause (i) or (ii) of Section 4(c) or
        Section 4(d), as the case may be, shall be apportioned among the classes of directors, if any, so that the number of directors in each of the classes of directors is as nearly equal in number as possible. The Preferred Directors shall be classified accordingly.

             (g) Cure. Upon the occurrence of a Dividend Reduction Default or an Earnings Default, the same shall be deemed to continue to exist until such time as (the "Dividend/Earnings Cure") (i) the Regular Quarterly Dividend paid in the immediately preceding quarter on the Common Stock shall be greater than $.40 per share (adjusted to reverse the effect of any event set forth in Section 7 that would require an adjustment to the Conversion Price), (ii) the Corporation reports for the prior three consecutive fiscal quarters that the ratio of its Combined EBITDA to its reported interest expense (as described in clause (2) under the definition of Combined EBITDA above) for each such quarter was greater than 1.25 to 1.00, and (iii) all dividends, and all other accrued and unpaid dividends whether or not declared, on the Preferred Shares have been paid or made available for payment. Upon the occurrence of the Dividend Payment Default, the same shall be deemed to continue and exist until (the "Dividend Payment Cure") such time as the earlier to occur of
        (i) none of the Preferred Shares shall remain outstanding or (ii) all dividends, including accrued and unpaid dividends on the Preferred Shares whether or not declared, have been paid or made available for payment.

             (h) Board Committees. The 4(c)(i) Director shall be designated as a member of every committee of the Board, other than two committees, such two committees to be specified by such 4(c)(i) Director. During such period of time as a 4(c)(ii) Director shall be a member of the Board, such 4(c)(ii) Director shall be designated as a member of each committee of the Board on which the 4(c)(i) Director is not a member.

             (i) Voting Procedures. At each meeting of the stockholders of the Corporation at which the holders of the Preferred Shares shall have the right to vote as a single class, as provided in this Section 4, the presence in person or by proxy of the holders of record of a majority of the total number of Preferred Shares then outstanding shall be necessary and sufficient to constitute a quorum of such class for such election by such stockholders as a class. At any such meeting or adjournment thereof the absence of a quorum of holders of Preferred Shares shall not prevent the election of directors other than the Preferred Directors, and the absence of a quorum of the holders of any other class or series of stock for the election of such other directors shall not prevent the election of any Preferred Directors by the holders of the Preferred Shares.

             (j) Vacancy. In case any vacancy shall occur among the directors elected by the holders of the Preferred Shares such vacancy shall be filled by the vote of holders of the Preferred Shares, voting as a single class, at a special meeting of such stockholders called for that purpose.

             (k) Written Consent. Notwithstanding the foregoing, any action required or permitted to be taken by holders of Preferred Shares at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a unanimous consent, in writing, setting forth the action so taken, shall be signed by each of the holders of Preferred Shares and shall be executed and delivered to the Secretary of the Corporation for placement among the minutes of proceedings of the stockholders of the Corporation.

             (l) Approval by the Corporation. The Corporation acting through a majority of its Directors shall have the right to approve the nomination of any Section 4(c)(i) Director or Section 4(c)(ii) Director, such approval not to be unreasonably withheld; provided, however, that such right shall not apply to any of John D. McGurk, James E. Quigley 3rd, Matthew W. Kaplan, and D. Pike Aloian.


             (m) Restrictions. So long as Preferred Shares of the Corporation are outstanding, without the consent of the holders of at least the majority of the Preferred Shares at the time outstanding, given in person or by proxy, at a meeting called for that purpose at which the holders of the Preferred Shares shall vote separately as a class, or by the unanimous consent in writing of all of the holders of the Preferred Shares (in addition to any other vote or consent of stockholders required by law or by the Charter), the Corporation may not (i) effect or validate the amendment, alteration or repeal of any provision of the Charter of the Corporation which would adversely effect the rights of the holders of the Preferred Shares as such, (ii) effect or validate the amendment, alteration or repeal of any provision of the Charter of the Corporation which would increase in any respect the restrictions or limitations on ownership applicable to the Preferred Shares pursuant thereto, (iii) effect or validate the amendment, alteration or repeal of any provision of the Charter of the Corporation or By-Laws of the Corporation so as to limit the right to indemnification provided to any present or future member or members of the Board elected by the holders of the Preferred Shares, (iv) other than the 2,763,113 Preferred Shares authorized herein, issue Preferred Shares (or a series of preferred stock that would vote as a class with the Preferred Shares with respect to the election of any Preferred Director) or shares of stock ranking senior or equal to the Preferred Shares (as to dividends or upon liquidation, dissolution or winding up), or (v) effect or validate the amendment, alteration or repeal of any provision of the Charter of the Corporation or ByLaws of the Corporation so as to increase the number of members of the Board beyond ten (10) members (not including any Preferred Directors). Nothing in this Section 4(m) shall prevent the Corporation from issuing any shares of stock of the Corporation which rank junior (as to dividends and upon liquidation, dissolution or winding up) to the Preferred Shares upon such terms as the Board shall authorize from time to time.


             (n) Reports. The Corporation shall mail to each holder of record of Preferred Shares, at such holder's address in the records of the Corporation, within 45 days after the end of the first three fiscal quarters of each fiscal year and within 90 days after the end of each fiscal year, its financial reports for such fiscal period in such form and containing such independent accountants report as set forth under the rules of the Securities and Exchange Commission (together with the report of the Corporation's independent accountants with respect to such fiscal period) irrespective of whether the Corporation is then required to file reports under such rules.

          (5) Preferred Shares -- Redemption Rights.

             (a) General. The Corporation may, at its option, to the extent it shall have Legally Available Funds therefor, redeem all or any portion (on a pro rata basis) of the outstanding Preferred Shares, at any time on or after the date which is the fifth anniversary of the original date of issuance of Preferred Shares.

             (b) Notice. The option of the Corporation to redeem the Preferred Shares pursuant to this Section 5 shall be exercised by mailing of a written notice of election (a "Redemption Notice") by the Corporation to the holders of the Preferred Shares at such holder's address appearing on the records of the Corporation, which notice shall be mailed at least 30 days prior to the date specified therein for the redemption of the Preferred Shares. Such notice shall state, at a minimum, the amount of Preferred Shares to be redeemed, the date on which such redemption shall occur and the last date on which such holder can exercise the conversion rights provided for in Section 7 herein (the "Final Conversion Date"). Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been given on the date mailed whether or not the holder receives such notice.

             (c) Conversion. During the period beginning on the date on which the Corporation mailed to each holder of the Preferred Shares a written notice of election pursuant to subsection (b) above and ending on the thirtieth day following the date of such mailing, each holder of the Preferred Shares may exercise its rights pursuant to Section 7 herein.

             (d) Redemption Price. Upon the thirtieth day following the mailing to the holder of the Preferred Shares of a written notice of election pursuant to subsection (b) above, the Corporation shall be required, unless such holder of Preferred Shares has exercised its rights pursuant to subsection (c) above, to purchase from such holder of Preferred Shares (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share), such Preferred Shares specified in the Redemption Notice, at a price equal to the product of (i) $19.905 per share plus accrued and unpaid dividends (whether or not declared and accrued through the date of payment for redemption or the date payment is made available for payment to the holder thereof) plus a premium equal to the following percentage of $19.905:

REDEMPTION OCCURS
   ON OR AFTER       BUT PRIOR TO     % PREMIUM
-----------------    ------------     ---------
April 1, 2002      December 31, 2002     6.0
December 31, 2002  December 31, 2003     5.0
December 31, 2003  December 31, 2004     4.0
December 31, 2004  December 31, 2005     3.0
December 31, 2005  December 31, 2006     2.5
December 31, 2006  December 31, 2007     2.0
December 31, 2007  December 31, 2008     1.5
December 31, 2008  December 31, 2009     1.0
December 31, 2009                        0.0

        and (ii) the number of Preferred Shares to be redeemed as provided in the Redemption Notice (the "Redemption Price").

             (e) Dividends. No Preferred Share is entitled to any dividends accruing thereon after the date on which the payments provided by and in accordance with Section 5(d) are paid or made available for payment to the holder thereof. On such date all rights of the holder of such Preferred Share shall cease, and such Preferred Share shall not be deemed to be outstanding.

          (6) Preferred Shares -- Liquidation Rights.

             (a) Liquidation Payment. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, then out of the assets of the Corporation before any distribution or payment to the holders of shares of capital stock of the Corporation ranking junior to the Preferred Shares (as to dividends or upon liquidation, dissolution or winding up), the holders of the Preferred Shares shall be entitled to be paid $19.905 per share (the "Liquidation Value") plus accrued and unpaid dividends whether or not declared, if any, (or a pro rata portion thereof with respect to fractional shares), to the date of final distribution or the distribution is made available; provided, however, that if such liquidation, dissolution or winding up of the Corporation occurs in connection with or subsequent to a Change of Control (as defined in Section 8(e)), then the holders of the Preferred Shares shall be entitled to be paid the Put Payment (as defined herein). Except as provided in this Section 6, the holders of the Preferred Shares shall be entitled to no other or further distribution in connection with such liquidation, dissolution or winding up.

             (b) Pro Rata Distribution. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the holders of Preferred Shares shall be insufficient to permit payment in full to such holders the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to the holders of the Preferred Shares shall be distributed among and paid to the holders of Preferred Shares, ratably in proportion to the respective amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

          (7) Preferred Shares -- Conversion.

             (a) Conversion Rights. Subject to and upon compliance with the provisions of this Section 7, a holder of Preferred Shares shall have the right, at such holder's option, at any time to convert all or a portion of such shares into the number of fully paid and non-assessable shares of Common Stock obtained by dividing the number of Preferred Shares being converted by the Conversion Ratio (as defined below and as in effect at the time and on the date provided for in this Section 7(b)(iv)) by surrendering such Preferred Shares to be converted. Such surrender shall be made in the manner provided in Section 7, paragraph
        (b); provided, however, that the right to convert any Preferred Shares called for redemption pursuant to Section 5 shall terminate at the close of business on the Final Conversion Date, unless the Corporation shall default in making payment of any cash payable upon such redemption under
        Section 5 hereof. The "Conversion Ratio" with respect to any Preferred Shares will initially be equal to 1, subject to adjustment as described below.

             (b) Manner of Conversion.


                (i) In order to exercise the conversion right, the holder of each Preferred Share to be converted shall surrender to the Corporation the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, accompanied by written notice to the Corporation that the holder thereof elects to convert such Preferred Shares. Unless the shares of Common Stock issuable on conversion are to be issued in the same name as the name in which such Preferred Shares are registered, each Preferred Share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).


                (ii) As promptly as practicable after the surrender of certificates of Preferred Shares as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on such holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Preferred Shares in accordance with the provisions of this Section 7, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (c) of this Section 7.

                (iii) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which certificates for Preferred Shares have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Ratio in effect at such time on such date unless the stock transfer books of the Corporation shall be closed on that date, in which event such conversion shall have been deemed to have been effected and such person or persons shall be deemed to have become the holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Ratio in effect on the date on which such shares shall have been surrendered and such notice received by the Corporation.

             (c) Fractional Shares. No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Preferred Shares. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of Preferred Shares, the Corporation shall pay to the holder of such share an amount in cash based upon the Current Market Price of Common Stock on the Trading Day immediately preceding the date of conversion. If more than one Preferred Share shall be surrendered for conversion at one time by the share holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Preferred Shares so surrendered.

             (d) Adjustment of Conversion Ratio. The Conversion Ratio shall be adjusted from time to time as follows:

                (i) If the Corporation shall, while any Preferred Shares are outstanding, (A) pay a dividend or make a distribution with respect to its capital stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Ratio in effect at the opening of business on the day next following the date fixed for the determination of shareholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Preferred Shares been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

                (ii) If the Corporation shall, while any Preferred Shares are outstanding, issue rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock on the record date for the determination of shareholders entitled to receive such rights or warrants, then the Conversion Ratio in effect at the opening of business on the day next following such record date shall be adjusted to equal the ratio determined by multiplying (I) the Conversion Ratio in effect immediately prior to the opening of business on the day next following the date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of shares that the aggregate proceeds to the Corporation from the exercise of such rights or warrants for Common Stock would purchase at such Current Market Price, and the denominator of which shall be the sum of (A) the number of Shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (h) below). In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than such Current Market Price, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                (iii) If the Corporation shall distribute to all holders of its Common Stock any shares of capital stock of the Corporation (other than Common Stock) or evidence of its indebtedness or assets (excluding Regular Quarterly Dividends) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Stock entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Stock, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each such case each holder of Preferred Shares shall receive concurrently with the receipt by holders of the Common Stock the kind and amount of such Securities that it would have owned or been entitled to receive had such Preferred Shares been converted immediately prior to such distribution or related record date, as the case may be.

                (iv) Distribution of Cash. In case the Corporation shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding Regular Quarterly Dividends), each holder of Preferred Shares shall receive concurrently with the receipt by holders of the Common Stock the kind and amount of any such distribution that it would have owned or been entitled to receive had such Preferred Shares been converted immediately prior to such distribution or related record date, as the case may be.

                (v) No adjustment in the Conversion Ratio shall be required unless such adjustment would require a cumulative increase or decrease of at least 1%; provided, however, that any adjustments that by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made. Notwithstanding any other provisions of this
           Section 7, the Corporation shall not be required to make any adjustment of the Conversion Ratio for (x) the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under such plan, (y) the issuance of contingent rights issued pursuant to a stockholders' rights plan adopted by the Corporation pursuant to which the acquisition by any third party of a specified percentage of Common Stock triggers the exercisability of such rights to purchase Common Stock, for so long as no event has occurred triggering such rights to exercise, and (z) the issuance of Common Stock or options to purchase Common Stock pursuant to an employee benefit plan. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Ratio, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its shareholders shall not be taxable, or if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

             (e) Adjustment of Conversion Ratio Upon Certain Transactions. If the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for all or substantially all shares of Common Stock, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which subparagraph (d)(i) of this Section 7 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Preferred Share that is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one Preferred Share was convertible immediately prior to such Transaction, assuming such holder of Common Stock (i) is not a person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person or (ii) failed to exercise his or her rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock of the Corporation held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this paragraph (e) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Preferred Shares that will contain provisions enabling the holders of the Preferred Shares that remain outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Ratio in effect immediately prior to such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

             (f) Notice of Certain Events. If:

                (i) the Corporation shall declare a dividend (or any other distribution) on the Common Stock (other than the Regular Quarterly Dividend); or

                (ii) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

                (iii) there shall be any reclassification of the Common Stock (other than any event to which subparagraph (d)(i) of this Section 7 applies) or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or a statutory share exchange, or self tender offer by the Corporation for all or substantially all of its outstanding shares of Common Stock or the sale or transfer of all or substantially all of the assets of the Corporation as an entity (other than the Corporation's current exchange offer with respect to its outstanding 8.375% Convertible Subordinated Debentures due 2001); or

                (iv) there shall occur the involuntary or voluntary liquidation, dissolution or winding up of the Corporation, then the Corporation shall cause to be mailed to the holders of Preferred Shares, at the address as shown on the stock records of the Corporation, as promptly as possible, but at least 15 Business Days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

             (g) Notice of Adjustment of Conversion Ratio. Whenever the Conversion Ratio is adjusted as herein provided, the Corporation shall prepare a notice of such adjustment of the Conversion Ratio setting forth the adjusted Conversion Ratio and the effective date of such adjustment and shall mail such notice of such adjustment of the Conversion Ratio to the holders of the Preferred Shares at such holders' last address as shown on the stock records of the Corporation.

             (h) Timing of Adjustment. In any case in which paragraph (d) of this Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of Preferred Shares converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before (giving effect to such adjustment and (B) paying to Such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this Section 7.

             (i) No Duplication of Adjustments. There shall be no adjustment of the Conversion Ratio in case of the issuance of any stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Conversion Ratio pursuant to more than one paragraph of this Section 7, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

             (j) Other Adjustments to Conversion Ratio. If the Corporation shall take any action affecting the Common Stock, other than action described in this Section 7, that would materially adversely affect the conversion rights of the holders of the Preferred Shares or the value of such conversion rights, the Conversion Ratio for the Preferred Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, in its sole discretion, may determine to be equitable in the circumstances.

             (k) Reservation, Validity, Listing and Securities Law Compliance With Respect to Shares of Common Stock.

                (i) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Preferred Shares, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Preferred Shares not therefore converted. Before taking any action which would cause an adjustment in the Conversion Ratio such that Common Stock issuable upon the conversion of Preferred Shares would be issued below par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be reasonably necessary in order that the Corporation may validly and legally issue fully-paid and nonassessable shares of Common Stock at such adjusted Conversion Ratio.

                (ii) The Corporation covenants that any shares of Common Stock issued upon the conversion of the Preferred Shares shall be validly issued, fully paid and non-assessable.

                (iii) The Corporation shall endeavor to list the shares of Common Stock required to be delivered upon conversion of the Preferred Shares, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

                (iv) Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Preferred Shares, the Corporation shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof, by any governmental authority.

             (l) Transfer Taxes. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion of the Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of the Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

             (m) Certain Defined Terms. The following definitions shall apply to terms used in this Section 7:

                (1) Current Market Price. For the purpose of any computation under this Section 7, the Current Market Price per share of Common Stock on any date in question shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days preceding such date in question; provided, however, that if another event occurs that would require an adjustment pursuant to subsection
           (f) through (j), inclusive, the Board may make such adjustments to the closing prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this
           Section 7, in which case any such determination by the Board shall be set forth in a resolution of the Board and shall be conclusive.

                (2) "Trading Day" shall mean a day on which Preferred Shares are traded on the national Preferred Shares exchange or quotation system used to determine the Closing Price.

          (8) Preferred Shares -- Change of Control and Put Option.

             (a) Subject to the last sentence of this Section 8(a), if a Change of Control or Put Event occurs, in either case as a result of the voluntary (and not legally compelled) act, omission or participation of the Corporation, which act, omission or participation the Corporation had the discretion under existing laws and regulations to refrain from, then each holder of Preferred Shares will have the right to require that the Corporation, to the extent it shall have Legally Available Funds therefor, to redeem such holder's Preferred Shares at a redemption price payable in cash in an amount equal to 102% of the Liquidation Value thereof, plus accrued and unpaid dividends whether or not declared, if any (the "Put Payment"), to the date of purchase or the date payment is made available (the "Put Date") pursuant to the offer described in subsection (b) below (the "Put Offer"). If a Change of Control or Put Event occurs that is not the result of such voluntary act, omission or participation of the Corporation, the Corporation may elect not to make the foregoing Put Payment by not commencing the Put Offer on the Put Date, in which event the Conversion Ratio shall be revised to the greater of (i) 75% of the then current Conversion Ratio so that each Preferred Share will be convertible into 133% of the number of shares of Common Stock into which it would otherwise have been convertible and
        (ii) a fraction the numerator of which is 75% of the Current Market Price (as defined in Section 7 hereof) and the denominator of which is $19.905. Notwithstanding the foregoing, if the Securities and Exchange Commission or its staff (collectively, the "SEC"), by written communication to the Corporation, indicates that the provisions of the first sentence of this Section 8(a) would preclude the Corporation from treating the Preferred Shares as equity on its financial statements, then those events constituting either a Change of Control Event or Put Event for which the SEC objects to the holder of Preferred Shares having a cash redemption right shall, instead, be covered by the Conversion Ratio revision alternative set forth in the second sentence of this
        Section 8(a).

             (b) Within 15 days following the Company becoming aware that an event has occurred that has resulted in any Change of Control or Put Event, the Corporation shall mail a notice to each holder of Preferred Shares, at such holder's address appearing in the records of the Corporation, stating (i) that a Change of Control or Put Event, as applicable, has occurred and that such holder has the right to require the Corporation to redeem such holder's Preferred Shares in cash, (ii) the date of redemption (which shall be a Business Day, no earlier than 30 days and no later than 60 days from the date such notice is mailed, or such later date as may be necessary to comply with the requirements of applicable law including the Exchange Act), (iii) the redemption price for the redemption, and (iv) the instructions determined by the Corporation, consistent with this subsection, that a holder must follow in order to have its Preferred Shares redeemed.

             (c) On the Put Date, the Corporation will, to the extent lawful, accept for payment Preferred Shares or portions thereof tendered pursuant to the Put Offer and pay an amount equal to the Put Payment in respect of all Preferred Shares or portions thereof so tendered. The Corporation shall promptly mail to each holder of Preferred Shares to be redeemed the Put Payment for such Preferred Shares.

             (d) Notwithstanding anything else herein, to the extent they are applicable to any Change of Control Offer, the Corporation will comply with Section 14 of the Exchange Act and the provisions of Regulation 14D and 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations and all-time periods and requirements shall be adjusted accordingly.

             (e) "Change of Control" means each occurrence of any of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 25% of the aggregate outstanding voting power of capital stock of the Corporation; (ii) other than with respect to the election, resignation or replacement of the Preferred Directors, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Corporation was approved by a vote of 66 2/3% of the directors of the Corporation (excluding Preferred Directors) then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office; and (iii) (A) the Corporation consolidates with or merges into another entity (the "Merger Entity) or conveys, transfers or leases all or substantially all of its respective assets (including, but not limited to, real property investments) to any individual or entity (the "Acquiring Entity", and, together with the Merger Entity, the "Successor Entity"), or (B) any corporation consolidates with or merges into the Corporation, which in either event (A) or (B) is pursuant to a transaction in which the outstanding voting capital stock of the Corporation is reclassified or changed into or exchanged for cash, securities or other property (unless the holders of the voting capital stock of the Corporation immediately prior to such transaction hold immediately after such transaction more than 50% of the outstanding voting capital stock of the Successor Entity.

             (f) "Put Event" means each occurrence of any of (i) the Corporation fails to qualify as a real estate investment trust as described in
        Section 856 of the Internal Revenue Code of 1986, as amended, other than as a result of any action, or unreasonable failure to act, by any holder of Preferred Shares; (ii) the Corporation becomes a "Pension-held REIT" as defined in Section 856(h)(3)(D) of the Internal Revenue Code of 1986, as amended, other than as a result of any action, or unreasonable failure to act, by the holders of Preferred Shares; or (iii) the Corporation ceases to be engaged primarily in the business of owning and managing multi-family properties and/or industrial properties directly, or through subsidiaries, as carried on as of the date hereof and described in the Corporation's Annual Report on Form 10-K, as amended, as filed with the Securities and Exchange Commission for the year ended December 31, 1995.

          (9) Preferred Shares -- Restrictions on Ownership Transfer to Preserve Tax Benefit.


             (a) The Preferred Shares shall be governed by the restrictions on ownership and transfer set forth in subsection F of Article V of the Charter.


             (b) So long as Preferred Shares are outstanding, without the consent of the holders of at least a majority of the Preferred Shares at the time outstanding, given in person or by proxy, at a meeting called for that purpose at which the holders of the Preferred Shares shall vote separately as a class, or by unanimous written consent in writing of all holders of the Preferred Shares, the Corporation will not effect or validate any amendment, alteration or repeal of any Section of the Charter, so as to increase in any respect the restrictions or limitations on ownership applicable to the Preferred Shares pursuant thereto.

          (10) Miscellaneous.



             (a) Exchange or Market Transactions. Nothing in Section 9 or this
        Section 10 shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The shares that are the subject of such transaction shall continue to be subject to the terms of Article V after such settlement.



             (b) Severability. If any provision of Section 9 or this Section 10 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.


             (c) Mailings. All mailings shall be made by overnight United States mail or by another overnight courier service.

             (d) Reacquired Shares. Any Preferred Shares purchased or otherwise acquired by the Corporation in any matter whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be classified again and reissued as part of a new series or class of Preferred Stock to be created by the Board pursuant to its power contained in the Charter, subject to conditions and restrictions on issuance set forth herein.

     B. Class C Preferred Stock.


          (1) Designation and Amount. The shares of such class of Preferred Stock shall be designated as "Class C Junior Participating Cumulative Preferred Stock" and the number of shares constituting such class so designated shall be 300,000 (the "Class C Preferred Stock"). Such number of shares may be increased or decreased by resolution of the Board of Directors and as otherwise provided hereunder; provided, however, that no decrease shall reduce the number of shares of Class C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Class C Preferred Stock.


          (2) Dividends and Distributions.

             (a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Class C Preferred Stock with respect to dividends, the holders of shares of Class C Preferred Stock, in preference to the holders of shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Class C Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $.25 per share ($1.00 per annum) or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Class C Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such event the amount to which the holder of each share of Class C Preferred Stock was entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

             (b) The Corporation shall declare a dividend or distribution on the Class C Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.25 per share ($1.00 per annum) on the Class C Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

             (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Class C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which event dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Class C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall cumulate but shall not bear interest. Dividends paid on the shares of Class C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Class C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          (3) Voting Rights. The holders of shares of Class C Preferred Stock shall have the following voting rights:

             (a) Subject to the provision for adjustment hereinafter set forth, each share of Class C Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

             (b) Except as otherwise provided herein, in the Charter, in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or by law, the holders of shares of Class C Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

             (c) Except as set forth herein, or as otherwise provided by law, holders of Class C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          (4) Certain Restrictions.

             (a) Whenever quarterly dividends or other dividends or distributions payable on the Class C Preferred Stock as provided in
        Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not authorized or declared, on shares of Class C Preferred Stock outstanding shall have been paid in full, the Corporation shall not, directly or indirectly:

                (i) authorize, declare or pay dividends on, or make any other distributions with respect to any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class C Preferred Stock;

                (ii) authorize, declare or pay dividends on, or make any other distributions with respect to any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class C Preferred Stock, except dividends paid ratably on the Class C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class C Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class C Preferred Stock; or

                (iv) redeem or purchase or otherwise acquire for consideration any shares of Class C Preferred Stock, or any shares of stock ranking on a parity with the Class C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

             (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration, directly or indirectly, any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          (5) Reacquired Shares. Any shares of Class C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Charter, in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          (6) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to: (i) the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class C Preferred Stock unless, prior thereto, the holders of shares of Class C Preferred Stock shall have received the greater of (A) $100.00 per share ($1.00 per one one-hundredth of a share), plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (B) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock; or (ii) the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class C Preferred Stock, except distributions made ratably on the Class C Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassifica-tion or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such event the aggregate amount to which each holder of a share of Class C Preferred Stock was entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (7) Consolidation, Merger or Other. In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property or otherwise changed, then in any such event each share of Class C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such event the amount set forth in the preceding sentence with respect to the exchange or change of shares of Class C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (8) No Redemption. The shares of Class C Preferred Stock shall not be redeemable.

          (9) Rank. The Class C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series or classes of the Corporation's Preferred Stock whether issued before or after the issuance of the Class C Preferred Stock.

          (10) Amendment. The Charter shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Class C Preferred Stock, as set forth herein, so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Class C Preferred Stock, voting together as a single class.


     THIRD: The foregoing Amendment and Restatement of the Charter of the Corporation (the "Restated Articles") as hereinabove set forth have been duly authorized and approved by a majority of the Board of Directors and approved by the stockholders of the Corporation as required by the Maryland General Corporation Law.



     FOURTH: The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article IV of the foregoing Restated Articles.



     FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article IV of the foregoing Restated Articles.



     SIXTH: The number of directors of the Corporation is eight, and the names of those currently serving as directors are: Glenn L. Carpenter, Keith W. Renken, Royce B. McKinley, James E. Quigley, 3rd, Carl C. Gregory, III, Peter L. Eppinga, John F. Kooken and Robert E. Morgan.



     SEVENTH: (a) Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Charter of the Corporation, the Board of Directors divided and classified 1,351,351 shares of the Preferred Stock of the Corporation into a class designated Class A Senior Cumulative Convertible Preferred Stock (the "Class A Preferred Stock") and provided for the issuance of such Class A Preferred Stock. The terms of the Class A Preferred Stock, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, were set forth in Articles Supplementary filed with the Maryland State Department of Assessments and Taxation ("SDAT") on April 3, 1997. Pursuant to the foregoing Restated Articles, the Corporation has amended certain terms and conditions of the Class A Preferred Stock. Therefore, after the foregoing Restated Articles become effective, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Class A Preferred Stock shall be as set forth in the description of the Class A Preferred Stock contained in Article XIV of the foregoing Restated Articles and the Articles Supplementary specifically referenced above shall be of no further force and effect.



     (b) Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Charter of the Corporation, the Board of Directors divided and classified 1,411,765 shares of the Preferred Stock of the Corporation into a class designated Class B Senior Cumulative Convertible Preferred Stock (the "Class B Preferred Stock") and provided for the issuance of such Class B Preferred Stock. The terms of the Class B Preferred Stock, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, were set forth in Articles Supplementary filed with SDAT on October 21, 1997. Pursuant to the foregoing Restated Articles and effective upon the filing of these Restated Articles with SDAT, the Corporation hereby reclassifies each share of Class B Preferred Stock as one (1) additional share of Class A Preferred Stock; the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of such Class A Preferred Stock as set forth in the description of the Class A Preferred Stock contained in Article XIV of the foregoing Restated Articles. Therefore, after the foregoing Restated Articles become effective, the Articles Supplementary specifically referenced above shall be of no further force and effect.



     (c) Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Charter of the Corporation, the Board of Directors divided and classified 300,000 shares of the Preferred Stock of the Corporation into a class designated Class C Junior Participating Cumulative Preferred Stock (the "Class C Preferred Stock") and provided for the issuance of such class C Preferred Stock. The terms of the Class C Preferred Stock, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, were set forth in Articles Supplementary filed with SDAT on December 24, 1997. The foregoing Restated Articles include (and restate without amendment) the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Class C Preferred Stock in the description of the Class C Preferred Stock contained in Article XIV. Therefore, after the foregoing Restated Articles become effective, the above-referenced Articles Supplementary shall be of no further force and effect.



     EIGHTH: (a) Immediately before these Articles of Amendment and Restatement become effective, the total number of shares of stock of all classes which the Corporation has authority to issue is Sixty Million (60,000,000) shares of capital stock, having an aggregate par value of Six Hundred Thousand Dollars ($600,000), of which (i) Twenty-Five Million (25,000,000) shares are Common Stock, par value $.01 per share, (ii) Thirty Million (30,000,000) shares are Excess Stock, par value $.01 per share and (iii) Five Million (5,000,000) shares are Preferred Stock, par value $.01 per share.



     (b) As amended by these Articles of Amendment and Restatement, the total number of shares of stock of all classes which the Corporation has authority to issue is One Hundred and Ten Million (110,000,000) shares of capital stock, having an aggregate par value of One Million One Hundred Thousand Dollars ($1,100,000), of which (i) One Hundred Million (100,000,000) shares are Common Stock, par value $.01 per share and (ii) Ten Million (10,000,000) shares are Preferred Stock, par value $.01 per share.



     (c) Before the Articles of Amendment and Restatement become effective, the aggregate par value of all shares of stock of all classes of the Corporation is Six Hundred Thousand Dollars ($600,000.00). After the Articles of Amendment and Restatement become effective, the aggregate par value of all shares of stock of all classes of the Corporation shall be One Million One Hundred Thousand Dollars ($1,100,000).

     IN WITNESS WHEREOF. Pacific Gulf Properties Inc. has caused these presents to be signed in its name and on its behalf by its President and Chief Executive
Officer and witnessed by is Assistant Secretary on May   , 1998.

WITNESS:

------------------------------------        ------------------------------------
Cindy Smith                                 Glenn L. Carpenter
Assistant Secretary                         President and Chief Executive
                                            Officer

     The undersigned, President of Pacific Gulf Properties Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of said corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

                                            ------------------------------------
                                            Glenn L. Carpenter
                                            President and Chief Executive
                                            Officer

PROXY                                                                 PROXY
                         PACIFIC GULF PROPERTIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
              1998 ANNUAL MEETING OF SHAREHOLDERS -- MAY 13, 1998

   Glenn L. Carpenter and Donald G. Herrman, and each of them, are hereby appointed proxies, with full power of substitution, and are hereby authorized to represent and vote all shares of common stock of the undersigned at the Annual Meeting of Shareholders of Pacific Gulf Properties Inc. to be held at the Sheraton Hotel -- Newport Beach, 4545 MacArthur Boulevard, Newport Beach, California, on May 13, 1998, and at any postponements or adjournments thereof, in the manner indicated below, and in their discretion on any other matter which may properly come before the Meeting.

   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. THE COMPANY HAS PROPOSED EACH OF THE MATTERS TO BE ACTED UPON. IN THE ABSENCE OF INSTRUCTIONS, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE LISTED DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSAL NOS. 2-5 AND IN THE DISCRETION OF THE PERSONS HEREBY APPOINTED AS PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

   SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

                 (Continued and to be signed on reverse side.)

----------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                         PACIFIC GULF PROPERTIES, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1.  Election of the two Class I Directors and one Class II Director:

    (Instructions: to withhold authority to vote for any one or more nominee(s), write the name(s) of such nominee(s) in the space provided below.)

    Nominees: Glenn L. Carpenter, Keith W. Renken and Carl C. Gregory, III

                    FOR           WITHHOLD         FOR ALL
                    ALL             ALL            EXCEPT

                    [ ]             [ ]              [ ]

    _________________________________________________________________________

2.  Approval of amendment to the 1993 Share Option Plan (page 9).

                    FOR           AGAINST          ABSTAIN
                    [ ]             [ ]              [ ]


3.  Approval of increase in authorized Common Shares (page 13).

                    FOR           AGAINST          ABSTAIN
                    [ ]             [ ]              [ ]

4. Approval of increase in authorized Preferred Stock, amendment of the terms of the Class A Preferred Stock and reclassification of Series B Preferred Stock (page 14).

                    FOR           AGAINST          ABSTAIN
                    [ ]             [ ]              [ ]

5. Approval of revision to ownership limit provision of the Company's Charter (page 18).

                    FOR           AGAINST          ABSTAIN
                    [ ]             [ ]              [ ]

The Board of Directors recommends a vote "FOR" each of the listed director nominees and "FOR" each of Proposals 2-5.


                                        The undersigned hereby revokes any proxy heretofore given to vote at the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 16, 1998, and the Company's 1997 Annual Report to Shareholders.

                                        ________________________________________
                                                      Signature(s)


                                        _________________________________, 1998

                                        Please sign exactly as the name or
                                        names appear hereon. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators and trustees should so indicate when signing.

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